UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

PROTHENA CORPORATION PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROTHENA CORPORATION PLC

Registered in Ireland - No. 518146

Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2016

To the Shareholders of Prothena Corporation plc:

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual Meeting”) of Prothena Corporation plc, an Irish public limited company (the “Company”), will be held on Thursday, May 19, 2016, at 8:00 a.m. local time, at The Westbury Hotel, Grafton Street, Dublin 2, Ireland, for the following purposes:

1.	To re-elect, by separate resolutions, Richard T. Collier, K. Anders O. Härfstrand and Christopher S. Henney as directors, to hold office until no later than the annual general meeting of shareholders in 2019 or until their successors are elected;

2.	To ratify, in a non-binding vote, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2016 and to authorize, in a binding vote, the Company’s Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor;

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s executive officers named in the Proxy Statement accompanying this Notice;

4.	To approve, in a non-binding advisory vote, the frequency of future advisory votes by shareholders on the compensation of the Company’s named executive officers;

5.	To approve an amendment to the Company’s Amended and Restated 2012 Long Term Incentive Plan to increase the number of ordinary shares authorized for issuance under that Plan by 1,850,000 ordinary shares, to a total of 7,400,000 ordinary shares;

6.	To approve, by separate resolutions, amendments to (A) the Company’s Memorandum of Association and (B) the Company’s Articles of Association; and

7.	To transact such other business as properly comes before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company’s Irish statutory financial statements for our fiscal year 2015, including the reports of the directors and auditors thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that our statutory financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

Under our Articles of Association, Proposal Nos. 1, 2, 3, 4 and 5 are deemed to be ordinary resolutions requiring the approval of a simple majority of the votes cast at the meeting, while Proposal No. 6(A) and 6(B) are deemed to be special resolutions requiring the approval of at least 75% of the votes cast.

Only shareholders who owned our ordinary shares at the close of business on March 14, 2016 may vote at the Annual Meeting. Each shareholder of record will be entitled to one vote per ordinary share on each matter submitted to a vote of the shareholders, as long as those shares are represented at the Annual Meeting, either in person or by proxy.

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Our Board of Directors recommends that you vote as follows on the matters to be presented to shareholders at the Annual Meeting:

1.	FOR the re-election of Richard T. Collier, K. Anders O. Härfstrand and Christopher S. Henney as directors, as described in Proposal No. 1;

2.	FOR the ratification, in a non-binding vote, of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year 2016 and authorization, in a binding vote, of the Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor, as described in Proposal No. 2;

3.	FOR the approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers, as described in Proposal No. 3;

4.	FOR the approval, in a non-binding advisory vote, of future advisory votes by shareholders on the compensation of the Company’s named executive officers being requested every year, as described in Proposal No. 4;

5.	FOR the amendment to the Company’s Amended and Restated 2012 Long Term Incentive Plan, as described in Proposal No. 5; and

6.	FOR the amendments to (A) the Company’s Memorandum of Association and (B) the Company’s Articles of Association, as described in Proposal No. 6.

For our Annual Meeting, we have elected to use the internet as the primary means of providing our proxy materials to shareholders. Consequently, some shareholders may not receive paper copies of our proxy materials. We intend to send shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and for voting via the internet. The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement and form of proxy card and our Annual Report on Form 10-K; information on how to access their proxy card; and information on how to attend the meeting and vote in person.

You are cordially invited to attend the Annual Meeting, but whether or not you expect to attend in person, you are urged to mark, date and sign your proxy card and return it by mail or follow the alternative voting procedures described in the Notice of Internet Availability of Proxy Materials or the proxy card.

By Order of the Board of Directors

Yvonne M. Tchrakian
Company Secretary

Dublin, Ireland

April 4, 2016

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PROTHENA CORPORATION PLC

Registered in Ireland - No. 518146

Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2016

The Board of Directors of Prothena Corporation plc is soliciting your proxy to vote at the Annual General Meeting of Shareholders to be held on Thursday, May 19, 2016, at 8:00 a.m. local time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at The Westbury Hotel, Grafton Street, Dublin 2, Ireland.

We have elected to use the internet as our primary means of providing our proxy materials to shareholders. Accordingly, on or about April 4, 2016, we are making this Proxy Statement and the accompanying form of proxy card, the accompanying Notice of Annual General Meeting of Shareholders and our Annual Report on Form 10-K for our fiscal year 2015 available on the internet and mailing a Notice of Internet Availability of Proxy Materials to shareholders of record as of March 14, 2016 (the “Record Date”). Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All shareholders as of the Record Date will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in the notice, including an option to request paper copies on an ongoing basis. We intend to mail this Proxy Statement, together with the accompanying form of proxy card and Notice of Annual General Meeting of Shareholders, to those shareholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials within three business days of request.

The only voting securities of Prothena are ordinary shares, $0.01 par value per share (“ordinary shares”). There were 34,339,008 ordinary shares issued and outstanding as of the Record Date. A quorum of shareholders is necessary to hold a valid meeting and requires that the shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote are present in person or represented by proxy at the Annual Meeting.

In this Proxy Statement, we refer to Prothena Corporation plc as the “Company,” “Prothena,” “our,” “we” or “us” and the Board of Directors as the “Board.” When we refer to Prothena’s fiscal year, we mean the 12-month period ending December 31 of the stated year.

THE PROXY PROCESS AND SHAREHOLDER VOTING

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 34,339,008 ordinary shares issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our ordinary shares, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, who in turn hold through The Depository Trust Company (“DTC”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote FOR:

•	Re-election, by separate resolutions, of Richard T. Collier, K. Anders O. Härfstrand and Christopher S. Henney as directors, to hold office until no later than our annual general meeting of shareholders in 2019 or until their successors are elected;

•	Ratification, in a non-binding vote, of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2016 and authorization, in a binding vote, of our Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor;

•	Approval, in a non-binding advisory vote, of the compensation of the executive officers named in this Proxy Statement;

•	Approval, in a non-binding advisory vote, of future advisory votes by shareholders on the compensation of our named executive officers being requested every year;

•	Approval of an amendment to the Company’s Amended and Restated 2012 Long Term Incentive Plan to increase the number of ordinary shares authorized for issuance under that Plan by 1,850,000 ordinary shares, to a total of 7,400,000 ordinary shares; and

•	Approval, by separate resolutions, of amendments to (A) the Company’s Memorandum of Association and (B) the Company’s Articles of Association.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting. We are not aware of any other matter that will be presented for consideration at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the Board intends that one of the individuals named in the accompanying form of proxy card will vote on such matter in accordance with his or her discretion.

How do I vote?

You may vote by mail or follow any alternative voting procedure described on the proxy card or the Notice of Internet Availability of Proxy Materials. To use an alternative voting procedure, follow the instructions on each proxy card that you receive or on the Notice of Internet Availability of Proxy Materials.

For each proposal except Proposal No. 4, you may vote “For” or “Against” or abstain from voting. For Proposal No. 4, you may vote for “1 Year,” “2 Years” or “3 Years” or abstain from voting.

The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying proxy card over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote by proxy over the internet, follow the instructions provided on the proxy card or in the Notice of Internet Availability of Proxy Materials.

•	To vote by telephone if you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, who in turn hold through DTC, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate shareholder votes. If you are a shareholder of record, your executed proxy card is returned directly to Broadridge for tabulation. If you hold your shares through a broker, your broker returns one proxy card to Broadridge on behalf of all its clients.

How are votes counted?

With respect to the following Proposals, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required for approval:

•	Proposal No. 1, the election of directors;

•	Proposal No. 2, the ratification, in a non-binding vote, of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2016 and authorization, in a binding vote, of our Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor;

•	Proposal No. 3, the approval, in a non-binding advisory vote, of the compensation of our named executive officers;

•	Proposal No. 4, the approval, in a non-binding advisory vote, of the frequency of future advisory votes by shareholders on the compensation of our named executive officers (if none of the frequency alternatives - one year, two years or three years - receives a majority of the votes cast, we will consider the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders); and

•	Proposal No. 5, the approval of the amendment to the Company’s Amended and Restated 2012 Long Term Incentive Plan.

With respect to Proposal No. 6, the approval, by separate resolutions, of the amendments to (A) the Company’s Memorandum of Association and (B) the Company’s Articles of Association, the affirmative vote of 75% of the votes cast in person or by proxy at the Annual Meeting is required for approval. Irish law requires that the amendments to the Memorandum of Association be voted on separately from the amendments to the Articles of Association. For this reason, shareholders are being asked to vote separately on Proposal No. 6(A) and 6(B).

Please instruct your bank or broker so your vote can be counted.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on Proposal No. 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction.

If your shares are held by a broker on your behalf (in “street name”), and you do not instruct the broker as to how to vote these shares on Proposal Nos. 1, 3, 4, 5 and 6, the broker may not exercise discretion to vote on those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on those proposals. However, these “broker non-votes” will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present.

If shareholders abstain from voting, including brokers holding their clients’ shares of record who cause abstentions to be recorded, these shares will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present. Abstentions will not, however, be considered votes cast at the Annual Meeting.

Because the approval of each of the proposals is based on the votes cast at the Annual Meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on any of the proposals.

How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you own as of the Record Date.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules of the U.S. Securities and Exchange Commission (the “SEC”), Irish law and our Articles of Association, we have elected to provide access to our proxy materials on the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of the Annual Meeting.

How do I vote via internet or telephone?

You may vote by proxy on the internet by following the instructions provided on the proxy card or in the Notice of Internet Availability of Proxy Materials. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card. Please be aware that if you vote on the internet, you may incur costs such as telephone and internet access charges for which you will be responsible. The internet and telephone voting facilities for eligible shareholders of record will close at 11:59 p.m. Eastern Time on May 18, 2016. The giving of such a proxy by telephone or the internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.

What if I return a proxy card but do not make specific choices?

If we receive a signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted as follows:

•	FOR re-election, by separate resolutions, of Richard T. Collier, K. Anders O. Härfstrand and Christopher S. Henney as directors, to hold office until no later than our annual general meeting of shareholders in 2019 or until their successors are elected;

•	FOR ratification, in a non-binding vote, of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2016 and authorization, in a binding vote, of our Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor;

•	FOR approval, in a non-binding advisory vote, of the compensation of our named executive officers;

•	FOR approval, in a non-binding advisory vote, of future advisory votes by shareholders on the compensation of our named executive officers being requested every year;

•	FOR approval of the amendment to the Company’s Amended and Restated 2012 Long Term Incentive Plan to increase the number of ordinary shares authorized for issuance under that Plan by 1,850,000 ordinary shares, to a total of 7,400,000 ordinary shares; and

•	FOR approval of the amendments to (A) the Company’s Memorandum of Association and (B) the Company’s Articles of Association.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her discretion.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have not yet retained a proxy solicitation firm in connection with the Annual Meeting; however, we may engage one if we deem appropriate to assist in the solicitation of proxies, in which case we would pay customary fees and expenses of such proxy solicitation firm.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards or Notice of Internet Availability of Proxy Materials you receive.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

•	You may send a written notice that you are revoking your proxy to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland. Your notice must be received no later than one hour before the date and time of the Annual Meeting, provided however that where such revocation is given in electronic form it must be made no later than 11:59 p.m. Eastern Time on May 18, 2016.

•	You may attend the Annual Meeting and either vote or revoke your proxy in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

When are shareholder proposals due for next year’s Annual Meeting?

In accordance with SEC rules, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may submit to us proposals on matters appropriate for shareholder action at meetings of our shareholders. In order to be considered for inclusion in next year’s proxy materials, your proposal must comply with the requirements of Rule 14a-8 of the Exchange Act and other SEC rules and be submitted in writing by December 2, 2016, to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland; provided that if the date of next year’s annual general meeting of shareholders is greater than 30 days from May 19, 2017, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual general meeting. You are also advised to review our Articles of Association, which contain additional requirements about advance notice of director nominations. For more information, see below under the heading Proposal No. 1 - Election of Directors - Board Committees - Nominating and Corporate Governance Committee.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if the holders of not less than one-half of the ordinary shares issued and outstanding and entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 34,339,008 ordinary shares issued and outstanding and entitled to vote. Accordingly, 17,169,504 ordinary shares must be represented by shareholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the shareholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing with the SEC of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

What are the Irish statutory financial statements?

Since we are an Irish company, we are required to prepare Irish statutory financial statements, including the respective reports of the directors and the auditors thereon, under applicable Irish company law; to deliver those statutory financial statements to our shareholders of record prior to the Annual Meeting; and to present those statutory financial statements at the Annual Meeting. The Irish statutory financial statements cover the results of operations and financial position of the Company for our fiscal year 2015, and are prepared in accordance with generally accepted accounting principles in the United States to the extent the use of such principles does not contravene any provision of the Irish Companies Act 2014, or any regulation thereunder. There is no requirement under Irish law that our Irish statutory financial statements be approved by our shareholders, and no such approval will be sought at the Annual Meeting. Our Irish statutory financial statements are available on the Company’s website at http://ir.prothena.com. We will mail without charge, upon written request, a copy of our Irish statutory financial statements to beneficial owners of our shares. Such requests should be sent to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have seven directors serving on our Board of Directors. The Company’s Articles of Association require that at least one-third (which, if not a round number, is rounded to the number which is nearest to and less than one-third) of the directors must stand for re-election at each annual general meeting, and that directors must stand for re-election no later than the third annual general meeting subsequent to their election or appointment to the Board. Generally, vacancies on the Board may be filled only by ordinary resolution of the Company’s shareholders or the affirmative vote of a majority of the remaining directors. A director appointed by the Board to fill a vacancy will serve until the subsequent annual general meeting and must stand for election at that time.

The Board is divided into the following groups:

•	K. Anders O. Härfstrand and Christopher S. Henney, whose current terms will expire at the Annual Meeting;

•	Richard T. Collier, Dale B. Schenk and Dennis J. Selkoe, whose current terms will expire no later than the annual general meeting of shareholders to be held in 2017; and

•	Shane M. Cooke and Lars G. Ekman, whose current terms will expire no later than the annual general meeting of shareholders to be held in 2018.

Mr. Collier, Dr. Härfstrand and Dr. Henney have been nominated by the Board to stand for re-election. Dr. Henney is required to stand for re-election because his three-year term will expire at the Annual Meeting. Dr. Härfstrand, who was appointed to the Board in June 2015, is required to stand for re-election because the Company’s Articles of Association require that any director appointed by the Board stand for election at the next annual general meeting following that appointment. The Board nominated Mr. Collier to stand for re-election, even though his three-year term will not expire until 2017, because the Company’s Articles of Association require that one-third of the directors (not including any director appointed to the Board since the last annual general meeting) stand for election at each annual general meeting, and that a director longest in office since being appointed or last elected must be nominated to complete such slate of directors.

If re-elected by the shareholders at the Annual Meeting, Mr. Collier, Dr. Härfstrand and Dr. Henney will each hold office from the date of his election until no later than the third subsequent annual general meeting of shareholders (i.e., in 2019) or until his successor is elected, or until his earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the above-named nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares may be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Set forth below is certain biographical information for each nominee for director and each director whose term as a director will continue after the Annual Meeting. The following includes information regarding each director’s individual experience, qualifications, attributes or skills that led the Board to conclude that he should serve as a director, in light of our business and structure.

Nominees for Election to Terms Expiring No Later than the Annual General Meeting of Shareholders in 2019

Richard T. Collier is an Adjunct Professor of Law at the Temple University Beasley School of Law in Philadelphia, where he has taught Drug and Medical Device Law since 2004. From 2004 to 2010, Mr. Collier also served as Executive Vice President and General Counsel of Elan Corporation, plc (a pharmaceutical company). Prior to that, he served as Senior Vice President and General Counsel of Rhone-Poulenc Rorer Inc., Pharmacia & Upjohn Company and Pharmacia Corporation (all pharmaceutical companies). Mr. Collier also practiced law at two leading Philadelphia-based law firms and served with the U.S. Federal Trade Commission in Washington, D.C. and the U.S. Department of Justice in Philadelphia. Mr. Collier earned both his B.A. and his J.D. (law degree) from Temple University. He has served on our Board since 2012. Age: 62

The Board concluded that Mr. Collier should serve as a director given his extensive legal and management experience as a senior executive with a number of global pharmaceutical companies. The Board also considered his extensive knowledge of and experience with laws and regulations applicable to the pharmaceutical industry.

K. Anders O. Härfstrand, M.D., Ph.D., is Chairman of Härfstrand Consulting AG (a pharmaceutical/biotechnology consulting firm), which he founded in 2010. He has over 28 years of experience in the pharmaceutical and biotechnology industries. Most recently, Dr. Härfstrand served as Chief Executive Officer of BBB Therapeutics BV (a biopharmaceutical company) from 2014 to 2015. Prior to that, he was President and Chief Executive Officer, Europe of Makhteshim Agan Industries Ltd. (an agrichemicals company) from 2013 to 2014; President and Chief Executive Officer of Humabs BioMed SA (a biotechnology company) from 2011 to 2012; and Chief Executive Officer of Nitec Pharma AG (a biopharmaceutical company) from 2007 to 2010. Dr. Härfstrand also served in various executive and management roles at Serono, Pfizer and Pharmacia, and in non-executive roles on a number of Supervisory Boards in Europe. Dr. Härfstrand earned his M.D. and Ph.D. in neuropharmacology endocrinology from Karolinska Institute in Sweden. He has served on our Board since 2015. Age: 59

The Board concluded that Dr. Härfstrand should serve as a director given his significant management, operational and, in particular, commercial experience from serving in executive positions with a number of biopharmaceutical companies. The Board also considered his scientific background and work experience in a broad range of geographies.

Christopher S. Henney, Ph.D., D.Sc., is Chairman of the Board and interim President and Chief Executive Officer of Oncothyreon, Inc. and Chairman of the Board of Anthera Pharmaceuticals, Inc. (both biotechnology companies). He is also Vice-Chairman of the Board of Cyclacel Pharmaceuticals, Inc. (a pharmaceutical company). From 1995 to 2004, Dr. Henney served as Chairman of the Board and Chief Executive Officer of Dendreon Corporation, a biotechnology company that he co-founded. Dr. Henney also co-founded and served as a director and in executive positions at both Immunex Corporation and ICOS Corporation. He was also a director of Mymetics Corporation in 2012. Dr. Henney earned his B.Sc. in medical biochemistry, his Ph.D. in experimental pathology and his D.Sc. for contributions to the field of immunology from the University of Birmingham, England. He has served on our Board since 2013. Age: 75

The Board concluded that Dr. Henney should serve as a director given his significant scientific, operational, commercial and management experience from founding and serving in executive positions with a number of biotechnology companies. The Board also considered his experience serving on the boards of directors at a number of public and private companies in the pharmaceutical/biotechnology industry.

Director Continuing in Office Until No Later than the Annual General Meeting of Shareholders in 2017

Dale B. Schenk, Ph.D., is our President and Chief Executive Officer, a position he has held since 2012. Prior to that, from 2008 to 2012, Dr. Schenk was Executive Vice President and Chief Scientific Officer of Elan Corporation, plc (a pharmaceutical company), where he provided the leadership and scientific direction for its research and development programs. From 1996 to 2008, Dr. Schenk held various other positions with Elan. He was a founding scientist of Athena Neurosciences, Inc., which was acquired by Elan in 1996. Dr. Schenk has pioneered the immunotherapeutic approach for the treatment of amyloidosis, as exemplified for Alzheimer’s disease. His work in this area, as well as in early detection, testing and other pathways to the disease, has led to the most advanced potential treatment approaches for Alzheimer’s disease. Dr. Schenk earned his B.A. and Ph.D. in Pharmacology and Physiology from the University of California, San Diego. He has served on our Board since 2012. Age: 58

The Board concluded that Dr. Schenk should serve as a director given his role as our President and Chief Executive Officer and his extensive scientific and operational knowledge of our business and its drug discovery and development programs, from his tenure with the Prothena business when it was a part of Elan as well as since its separation from Elan. The Board also considered his significant experience as a research scientist in immunotherapy for the treatment of diseases involving amyloid or cell adhesion, as well as his experience gained from serving in leadership roles in other biotechnology companies.

Dennis J. Selkoe, M.D., is the Vincent and Stella Coates Professor of Neurologic Diseases at Harvard Medical School and co-director of the Center for Neurologic Diseases at Brigham and Women’s Hospital in Boston, positions he has held since 2000 and 1985, respectively. He has served on the faculty at Harvard Medical School since 1978. Dr. Selkoe was the principal founding scientist and served as a director of Athena Neurosciences, Inc. until it was acquired by Elan Corporation, plc in 1996. He has received numerous honors, including the Mathilde Solowey Award in the Neurosciences (NIH), the Potamkin Prize (American Academy of Neurology), the A.H. Heineken Prize for Medicine (The Netherlands), the Pioneer Award and the Lifetime Achievement Award (Alzheimer’s Association), the George C. Cotzias Lecture of the American Academy of Neurology and the Ulysses Medal of University College Dublin. Dr. Selkoe is a Fellow of the American Academy of Neurology and of the American Association for the Advancement of Science, a member of the Institute of Medicine of the National Academies and a director of the Foundation for Neurologic Diseases. He served as a director of Elan from 1996 to 2013. Dr. Selkoe earned his B.A. from Columbia University and his M.D. from the University of Virginia. He has served on our Board since 2013. Age: 72

The Board concluded that Dr. Selkoe should serve as a director given his significant experience as both a research scientist and a practicing clinician, and in particular his deep knowledge of and experience with neurological diseases. The Board also considered his lengthy experience as a director of a global public company in the pharmaceutical/biotechnology industry.

Directors Continuing in Office Until No Later than the Annual General Meeting of Shareholders in 2018

Shane M. Cooke is President of Alkermes plc (a biopharmaceutical company), a position he has held since 2011. Prior to that, he served as Head of Elan Drug Technologies and Executive Vice President of Elan Corporation, plc (from 2007 to 2011), where he also served as Chief Financial Officer (from 2001 to 2011) and as a director (from 2005 to 2011). Mr. Cooke has also held a number of senior positions in finance in the banking and aviation industries. He is also a director of Endo International plc. Mr. Cooke earned his Bachelor of Commerce and Master of Accounting degrees from University College Dublin, Ireland, and is a chartered accountant. He has served on our Board since 2012. Age: 53

The Board concluded that Mr. Cooke should serve as a director given his significant operational, financial, commercial and management experience in the biotechnology industry, as well as his qualification as a chartered accountant. The Board also considered his Irish residency and experience as a director and an executive officer of other Irish companies traded on U.S. stock exchanges.

Lars G. Ekman, M.D., Ph.D., is Chairman of our Board of Directors, a position he has held since 2012. He is an executive partner at Sofinnova Ventures, Inc. (a venture capital firm), a position he has held since 2008. Dr. Ekman is also Executive Chairman of Sophiris Bio Inc. (a biopharmaceutical company), a position he has held since 2011 and where he also served as President from 2011 to 2012. He also is Chairman of the Board of Amarin Corporation plc, serves as a director of Spark Therapeutics, Inc. and Ultragenyx Pharmaceutical Inc., served as a director of Ocera Therapeutics, Inc. (from 2009 to 2015) and served as a director of Intermune Inc. (from 2006 to 2014). Dr. Ekman co-founded Cebix Incorporated, where he served as Chief Executive Officer from 2009 to 2012. He was President of Research & Development at Elan Corporation, plc (from 2001 to 2007), where he also served as a director (from 2005 to 2012). From 1997 to 2001, Dr. Ekman was Executive Vice President, Research & Development at Schwarz Pharma AG. Prior to that, he held various senior positions at Pharmacia Corporation. Dr. Ekman is a board-certified surgeon with a Ph.D. in experimental biology, and has held several clinical and academic positions in both the United States and Europe. He earned his Ph.D. and M.D. from the University of Gothenburg, Sweden. Dr. Ekman has served on our Board since 2012. Age: 66

The Board concluded that Dr. Ekman should serve as a director given his significant scientific, operational and management experience gained as a research scientist and in managing research and development functions engaged in drug discovery with a number of companies in the pharmaceutical industry. The Board also considered his clinical background, his venture capital experience in the life science industry, and his experience serving on the boards of directors at a number of public and private companies in the pharmaceutical/biotechnology industry.

Independence of Directors

Nasdaq rules require that a majority of the members of a listed company’s board of directors must qualify as “independent directors” as defined by Nasdaq rules and affirmatively determined by the board of directors.

Our Board has determined that, with the exception of Dr. Schenk, all members of our Board are “independent directors” as defined by Nasdaq rules. Dr. Schenk is not an independent director because he is our President and Chief Executive Officer.

Board Role in Risk Oversight

Our Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board fulfills this oversight role directly and through certain of its committees. In particular, our Board reviews strategic as well as operational risks as an element of its review of strategic and operational plans and programs. The Audit Committee of the Board periodically reviews the Company’s major risk exposures and the steps management has undertaken to control them; oversees internal controls and other activities to manage financial risks; and periodically reviews the Company’s policies, programs and systems intended to ensure compliance with applicable laws and ethical standards.

Board Leadership Structure

Our Chairman of the Board and our Chief Executive Officer are currently separate individuals. Dr. Ekman serves as Chairman of the Board, and Dr. Schenk serves as our President and Chief Executive Officer. In his role as Chairman, Dr. Ekman provides leadership to the Board; approves Board meeting schedules and agendas; presides over all Board meetings, including regular executive sessions of the independent directors; and serves as the primary liaison between the independent directors and our Chief Executive Officer and other members of management. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes as it deems appropriate.

Board Committees

Our Board has the following standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and responsibilities of each of these Committee are described below. Members serve on these Committees until their resignation or until otherwise determined by our Board.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lars G. Ekman	—	X	—
Richard T. Collier(1)	X	—	Chair
Shane M. Cooke	Chair	—	—
K. Anders O. Härfstrand(2)	—	—	X
Christopher S. Henney(1)(2)	X	X	—
Dale B. Schenk	—	—	—
Dennis J. Selkoe	—	Chair	X

(1)	Mr. Collier served as a member of the Compensation Committee until October 2015, when Dr. Henney was appointed to that Committee.
(2)	Dr. Henney served as a member of the Nominating and Corporate Governance Committee until October 2015, when Dr. Härfstrand was appointed to that Committee.

Audit Committee

Our Audit Committee’s primary purposes are to oversee our corporate accounting and financial reporting processes and the audits and reviews of our financial statements, and our legal and ethical compliance activities. Among other matters, the Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm (the “auditor”); reviewing and confirming the auditor’s independence; periodically reviewing the adequacy and effectiveness of the Company’s internal control over financial reporting; reviewing with the management and the auditor the audited and reviewed financial statements to be included in the Company’s annual and quarterly reports, respectively, filed with the SEC; reviewing the Company’s major risk exposures and steps to control them; and reviewing the Company’s policies, program and systems intended to ensure compliance with applicable laws and ethical standards.

The current members of our Audit Committee are Mr. Collier, Mr. Cooke and Dr. Henney. Mr. Cooke serves as the chairman of the Committee. Each member of the Committee is an “independent director” and meets the heightened independence requirements, and also meets the financial literacy requirements, under Nasdaq rules. Our Board has determined that Mr. Cooke and Dr. Henney are each an “audit committee financial expert” as defined under SEC rules and each has the requisite additional financial sophistication required under Nasdaq rules. The Audit Committee operates under a written charter, a copy of which is available on the Company’s website at http://ir.prothena.com.

Compensation Committee

Our Compensation Committee’s primary purposes are to consider and approve all compensation of our executive officers other than our chief executive officer (“CEO”), and consider and recommend to the Board all compensation of our CEO; consider and recommend to the Board all director compensation; and administer or oversee our compensation plans (including equity compensation plans).

The current members of our Compensation Committee are Dr. Ekman, Dr. Henney and Dr. Selkoe. Dr. Selkoe serves as the chairman of the Committee. Each member of the Committee is an “independent director” and otherwise meets the independence requirements under Nasdaq rules, is a “non-employee director”

as defined in Rule 16b-3 under the Exchange Act, and is an “outside director” as defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. The Committee operates under a written charter, a copy of which is available on the Company’s website at http://ir.prothena.com.

Our CEO makes recommendations to the Compensation Committee on compensation to executive officers other than himself. He also makes recommendations to the Board and the Compensation Committee on what should be the Company objectives that drive annual performance-based incentive compensation (cash bonuses). Following completion of the fiscal year, he provides his assessment of the Company’s performance relative to those objectives, as well as the individual performance of executive officers other than himself. Certain of our executive officers and other members of management provide data and other information to the Committee’s compensation consultant (discussed below), as requested by that consultant. Our executive officers do not determine or recommend the amount or form of director compensation.

The Compensation Committee utilizes a compensation consultant to provide advice and recommendations to the Committee on the amounts and forms of executive and director compensation. The Committee is directly responsible for the appointment, compensation and oversight of its compensation consultants, and is responsible for assessing the independence of those consultants after consideration of the independence factors prescribed by Nasdaq rules.

The Compensation Committee directly engaged Radford, an AonHewitt Company, to provide advice and recommendations on executive as well as director compensation for our fiscal year 2015. The Committee assessed Radford’s independence prior to that engagement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s primary purposes are to identify individuals qualified to become Board members, and recommend to the Board qualified individuals to be nominated for election or appointed to the Board; make recommendations to the Board regarding composition of the Board and its committees; develop and implement regular evaluations of the Board; develop and implement regular performance evaluations of our CEO; develop a succession plan for our CEO; and develop corporate governance guidelines applicable to the Company.

The current members of our Nominating and Corporate Governance Committee are Mr. Collier, Dr. Härfstrand and Dr. Selkoe. Mr. Collier serves as the chairman of the Committee. Each member of the Committee is an “independent director” under Nasdaq rules. The Committee operates under a written charter, a copy of which is available on the Company’s website at http://ir.prothena.com.

The Nominating and Corporate Governance Committee is responsible for determining the qualifications of nominees for election and candidates for appointment as directors, and for identifying, evaluating and then recommending to the Board such nominees or candidates. The Committee reviews periodically the composition and size of the Board, and makes recommendations to the Board as it deems necessary or appropriate so that the Board as a whole reflects the appropriate balance of knowledge, skills, experience and independence. Nominees or candidates are expected to possess and have demonstrated breadth and depth of management and leadership experience, financial and/or business acumen and relevant industry or scientific experience, high integrity, sufficient time to devote to the Company’s business, and a demonstrated ability to think independently but work collaboratively with other members of the Board and the Company’s management. In recommending candidates for election or appointment to the Board, the Committee considers each nominee’s or candidate’s knowledge, skills and experience, according to this criteria, as well as his or her independence under Nasdaq and SEC rules. The Committee evaluates each nominee or candidate in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience.

To assist the Nominating and Corporate Governance Committee in identifying potential directors who meet the criteria and priorities established from time to time and facilitate the evaluation of such potential directors, the Committee may retain third-party search firms. In 2014, the Committee engaged Egon Zehnder to assist the Committee in identifying and evaluating potential candidates to join our Board. Egon Zehnder identified and assisted with the evaluation of a number of potential directors, including Dr. Härfstrand. In June 2015, the Board appointed Dr. Härfstrand as a director, based on the recommendation of the Committee.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. For a shareholder to make any nomination for election to the Board at an annual general meeting of shareholders, the shareholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s registered office (Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland, Attention: Company Secretary) not less than 90 days and not more than 150 days prior to the one-year anniversary of the date the Company’s proxy statement was first released in connection with the prior year’s annual general meeting; provided, that if the date of the annual general meeting is more than 30 days from the one-year anniversary of the date of the prior year’s annual general meeting, the shareholder’s notice must be delivered, or mailed and received, not earlier than 150 days and no later than 90 days prior to the date of the annual general meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual general meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Articles of Association. As set forth in our Articles of Association, submissions must include the information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act and written consent from the proposed nominee to being named in the proxy statement as a nominee and to serving as a director of the Company. Our Articles of Association also specify further requirements as to the form and content of a shareholder’s notice. We recommend that any shareholder who wishes to make a nomination for director review our Articles of Association, which is an exhibit to our Annual Report on Form 10-K filed with the SEC and is also available, without charge, from our Company Secretary, at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

Meetings of the Board and Committees, Meeting Attendance and Annual General Meeting Attendance

During our fiscal year 2015, the Board met five times, the Audit Committee met eight times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met four times.

During our fiscal year 2015, each director attended at least 75% of all meetings of the Board and committees of the Board of which the director was a member.

We encourage all of our directors and nominees for director to attend our annual general meetings of shareholders; however, attendance is not mandatory. All but one of our directors attended our annual general meeting of shareholders in 2015.

Director Compensation

Our non-employee directors, other than the Chairman of the Board, each receive an annual cash retainer fee of $50,000. Our Chairman of the Board receives an annual cash retainer fee of $80,000. In addition, all non-employee directors who serve on or chair a Board committee receive the following annual committee fees:

Committee	Chair	Other Member
Audit Committee	$15,000	$7,500
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	8,000	4,000

All of these fees are paid in quarterly installments.

Each of our non-employee directors is awarded annually, on the first business day following each annual general meeting of the shareholders, a nonqualified stock (share) option to acquire 15,000 of the Company’s ordinary shares. These options vest on the earlier of the first anniversary of the grant date or the day prior to the next annual general meeting of shareholders (subject to continuous service as a director until such vesting date, except in the event of certain terminations of service) and has a ten year term. Any new non-employee director is awarded, on the first business day following the date of initial appointment or election to the Board, a nonqualified stock (share) option to acquire 30,000 of the Company’s ordinary shares. This option vests in equal annual installments over three years following the grant date with the final year vesting date being the earlier of the third anniversary of the grant date or the day prior to the annual general meeting of shareholders for that year (subject to continuous service as a director until each such vesting date, except in the event of certain terminations of service) and has a ten year term. All of these options are awarded under our Amended and Restated 2012 Long Term Incentive Plan (the “LTIP”) and have a per share exercise price equal to the closing market price of our ordinary shares on the date of grant.

Our sole non-independent director, Dale B. Schenk (our President and Chief Executive Officer), does not receive any additional compensation for his service on our Board.

The following table sets forth information concerning the compensation paid to our non-employee directors for our fiscal year 2015:

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	All Other Compensation ($)		Total ($)
Lars G. Ekman	78,819	337,970	—		416,789
Richard T. Collier	68,163	337,970	—		406,133
Shane M. Cooke	64,614	337,970	—		402,584
K. Anders O. Härfstrand	26,422	985,983	—		1,012,405
Christopher S. Henney	60,963	337,970	—		398,933
Dennis J. Selkoe	63,227	337,970	37,500	(3)	438,697

(1)	Consists of retainer, committee chair and committee service fees, as described in the narrative above.

(2)	Consists of nonqualified stock (share) options awarded under the LTIP. These amounts do not reflect compensation actually received. Rather, these amounts represent the grant date fair value of the options awarded, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of the assumptions made in calculating the values reflected, see Note 9 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for our fiscal year 2015.

Except in the case of Dr. Härfstrand, the amounts reported represent the grant date fair value for an option granted on May 22, 2015 to acquire 15,000 of the Company’s ordinary shares, which option has an exercise price of $34.04 per share (the fair market value per share on the date of grant), vests on the earlier of the first anniversary of the grant date or the day prior to the next annual general meeting of shareholders (subject to continuous service as a director until such vesting date) and has a ten year term. In the case of Dr. Härfstrand, the amount reported represents the grant date fair value for an option granted on June 29, 2015 to acquire 30,000 of the Company’s ordinary shares, which option has an exercise price of $49.60 per share (the fair market value per share on the date of grant), vests in equal annual installments over three years following the grant date with the final year vesting date being the earlier of the third anniversary of the grant date or the day prior to the annual general meeting of shareholders for that year (subject to continuous service as a director until such vesting date) and has a ten year term.

As of the end of our fiscal year 2015, the total number of shares acquirable from outstanding option awards held by each non-employee director were as set forth in the following table. No other equity awards were held by our non-employee directors as of the end of our fiscal year 2015.

Name	Outstanding Option Awards (Shares)
Lars G. Ekman	110,000
Richard T. Collier	65,000
Shane M. Cooke	65,000
K. Anders O. Härfstrand	30,000
Christopher S. Henney	45,000
Dennis J. Selkoe	52,500

(3)	Consists of consulting fees paid under a consulting agreement between Dr. Selkoe and the Company’s wholly-owned subsidiary Prothena Biosciences Limited (“PBL”) under which Dr. Selkoe provided consulting services relating to immunotherapy for neurodegenerative diseases and PBL’s License, Development, and Commercialization Agreement with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. That consulting agreement terminated effective September 29, 2015.

Shareholder Communications with the Board

Any shareholder who desires to communicate with the Board or any specified individual director, may do so by directing such correspondence to the attention of the Company Secretary, Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland. The Company Secretary will forward the communication to the Board members or individual director as appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION, BY SEPARATE RESOLUTIONS, OF RICHARD T. COLLIER, K. ANDERS O. HÄRFSTRAND AND CHRISTOPHER S. HENNEY AS DIRECTORS, TO HOLD OFFICE UNTIL NO LATER THAN THE ANNUAL GENERAL MEETING OF SHAREHOLDERS IN 2019 OR UNTIL THEIR SUCCESSORS ARE ELECTED.

PROPOSAL NO. 2

RATIFICATION, IN A NON-BINDING VOTE, OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR 2016 AND AUTHORIZATION, IN A BINDING VOTE, OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO APPROVE THE REMUNERATION OF THAT AUDITOR

The Audit Committee is responsible for the appointment of our independent accounting firm. The Audit Committee has appointed KPMG LLP, a registered public accounting firm, as our independent accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2016, and our shareholders are being asked to ratify that appointment and authorize the Board of Directors, acting through its Audit Committee, to approve the remuneration of KPMG LLP as our auditor. Neither our Memorandum and Articles of Association nor Irish law require shareholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm. Our Board is nonetheless submitting the appointment of KPMG LLP to our shareholders for ratification, in a non-binding vote, as a matter of good governance practice. The Board is also requesting that shareholders authorize, in a binding vote, the Board, acting through its Audit Committee, to approve the remuneration of KPMG LLP as our auditor.

If our shareholders fail to ratify such appointment of KPMG LLP, the Audit Committee will reconsider whether or not to retain KPMG LLP, but may still determine to maintain its appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2016. Even if the appointment of KPMG LLP is ratified by our shareholders, the Audit Committee may appoint a different independent registered public accounting firm at any time if the Committee determines that such a change would be in the best interests of the Company and its shareholders.

KPMG LLP has audited our financial statements since the year ended December 31, 2012. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to KPMG

The following table sets forth fees paid to KPMG LLP for services provided to the Company for our fiscal years ended December 31, 2015 and 2014.

	Year Ended December 31,
	2015	2014
Audit Fees(1)	$706,792	$532,000
Audit-Related Fees	—	—
Tax Fees(2)	75,683	70,616
All Other Fees	—	—

Total Fees	$782,475	$602,616

(1)	Consists of fees and out-of-pocket expenses related to the audits for our annual financial statements, reviews of our quarterly financial statements, audits of our Irish statutory accounts, and comfort letters and consents relating to registration statements.
(2)	Consists of fees and out-of-pocket expenses for tax consultation and compliance services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures requiring that the Company obtain the Committee’s pre-approval of all audit, non-audit and permissible non-audit services to be provided by the

Company’s independent registered public accounting firm. Under those policies and procedures, all such services must be pre-approved by the Committee (although certain services may be pre-approved by the Chairman of the Committee with Committee ratification at the next Committee meeting). Before pre-approving services, the Committee considers the estimated fees for those services and whether those services might impair KPMG LLP’s independence. Pursuant to these policies and procedures, the Audit Committee pre-approved all services provided by KPMG LLP for our fiscal years 2015 and 2014.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION, IN A NON-BINDING VOTE, OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR 2016 AND AUTHORIZATION, IN A BINDING VOTE, OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO APPROVE THE REMUNERATION OF THAT AUDITOR.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

The primary purpose of the Audit Committee is to oversee the Company’s financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at http://ir.prothena.com. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2015.

The Audit Committee reviewed and discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee discussed with KPMG LLP their independence, and received from KPMG LLP and reviewed the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the Audit Committee discussed with KPMG LLP, with and without management present, the scope and results of KPMG LLP’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the U.S. Securities and Exchange Commission.

Shane M. Cooke (Committee Chairman)
Richard T. Collier
Christopher S. Henney

PROPOSAL NO. 3

APPROVAL, IN A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS NAMED IN THIS PROXY STATEMENT (“SAY-ON-PAY”)

Summary

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote on a resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (our Chief Executive Officer, our Chief Financial Officer and our other three most highly compensated executive officers). This advisory shareholder vote, commonly known as “Say-on-Pay,” gives our shareholders the opportunity to endorse or not endorse the named executive officer compensation as described and explained in the Compensation Discussion and Analysis, compensation tables and accompanying narrative disclosures in this Proxy Statement. We encourage you to carefully review that information.

Alignment with Performance. We believe that the compensation of our named executive officers for fiscal year 2015 was aligned with the Company’s strong performance. As is described more fully in the Compensation Discussion and Analysis, during 2015:

•	We Significantly Increased Shareholder Value. Our share price increased by 228% during fiscal year 2015. This strong share price performance was consistent with our long-term performance; since we began trading as a separate public company on December 21, 2012, through December 31, 2015, our share price increased by 846%, which far exceeded our peer group and other sector and broader market indices.

•	We Significantly Advanced our Development Pipeline. Our management team made significant progress in advancing each of our lead development programs, NEOD001, PRX002 and PRX003, meeting key milestones for each.

•	We Significantly Strengthened our Cash Position. Our management team significantly strengthened the Company’s balance sheet through careful cash management as well as a successful equity offering. As of December 31, 2015, we had $370.6 million in cash and cash equivalents, better than our guidance of $353-359 million and providing a solid financial foundation for advancing the Company’s multiple programs.

Pay for Performance. Consistent with our performance-based compensation philosophy, approximately 80% of our named executive officers’ potential compensation for fiscal year 2015 was incentive-based.

Annual cash incentives motivate our executive officers to achieve pre-determined annual operational and financial objective set by our Compensation Committee and Board to promote achievement of our business strategies and drive increases in shareholder value.

Equity awards - all in the form of stock options - comprised approximately 71% of our named executive officers’ total targeted compensation for fiscal year 2015. Stock options closely align the interests of our executive officers with those of our shareholders because our executive officers will only realize compensation from an option if our share price increases. In addition, options align with our growth strategy and provide significant leverage if our growth objectives are achieved; they also place a significant portion of the executives’ compensation at risk if our objectives are not achieved.

Board Recommendation

Our Board believes that the information provided above and in the Compensation Discussion and Analysis, compensation tables and accompanying narrative disclosures in this Proxy Statement demonstrate that our executive compensation programs were designed appropriately and are working to ensure that our management’s interests are aligned with our shareholders’ interests and support long-term value creation, and that those interests were well-served in fiscal year 2015. Accordingly, we are asking shareholders to approve the following non-binding advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Prothena Corporation plc (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and accompanying narrative disclosures set forth in this Proxy Statement.

The vote on this resolution is advisory, and therefore not binding on the Company, our Board or its Compensation Committee. Although non-binding, our Board and its Compensation Committee will review and consider the voting on this proposal when making future decisions regarding compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

APPROVAL, IN A NON-BINDING ADVISORY VOTE, OF THE FREQUENCY OF FUTURE ADVISORY (“SAY-ON-PAY”) VOTES BY SHAREHOLDERS ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary

The Dodd-Frank Act enables our shareholders to indicate how frequently they believe we should seek an advisory (non-binding) vote from shareholders on the compensation of our named executive officers, i.e., how frequently to request future “Say-on-Pay” votes from shareholders. We are accordingly seeking a non-binding advisory vote from shareholders as to the frequency with which our shareholders should have an opportunity to provide an advisory approval - a “Say-on-Pay” - of our named executive officer compensation. We are providing our shareholders with the choice of selecting a frequency of one, two or three years.

While we will continue to monitor developments in this area, the Board currently plans to seek an advisory “Say-on-Pay” vote from shareholders every year. We believe that this frequency is appropriate because it will enable our shareholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in each of our proxy statements, leading to a more meaningful and coherent communication between the Company and our shareholders on the compensation of our named executive officers.

The Board’s current plan is further based on the premise that this recommendation could be modified if it becomes apparent that an annual frequency vote is not meaningful, is burdensome or is more frequent than indicated by best corporate governance practices.

Board Recommendation

Based on these factors, the Board recommends that future advisory votes by shareholders on named executive officer compensation occur every year, until the next advisory vote on the frequency of future “Say-on-Pay” votes. Shareholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their choice among the following frequency options: one year, two years or three years, or to abstain from voting on this item. If none of the frequency alternatives - one year, two years or three years - receives a majority of the votes cast, we will consider the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders. Accordingly, we are asking shareholders to approve the following non-binding advisory resolution at the Annual Meeting:

RESOLVED, that the compensation of named executive officers of Prothena Corporation plc (the “Company”) be submitted to an advisory vote by the Company’s shareholders every (a) year, (b) two years, or (c) three years, with such alternative that receives the highest number of votes cast representing the vote of shareholders.

The vote on this resolution is advisory, and therefore not binding on the Company, our Board or its Compensation Committee. The Board may decide that it is in the best interests of the Company and its shareholders to hold future advisory “Say-on-Pay” votes more or less frequently than the frequency indicated by shareholders in voting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE, IN A NON-BINDING ADVISORY VOTE, THAT FUTURE ADVISORY VOTES BY SHAREHOLDERS ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BE REQUESTED EVERY YEAR.

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED 2012 LONG TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF ORDINARY SHARES AUTHORIZED FOR ISSUANCE UNDER THAT PLAN BY 1,850,000 ORDINARY SHARES, TO A TOTAL OF 7,400,000 ORDINARY SHARES

Summary

On February 24, 2016, the Board adopted, subject to shareholder approval, an amendment (the “Amendment”) to the Prothena Corporation plc Amended and Restated 2012 Long Term Incentive Plan (the “LTIP” and, as amended, the “Amended LTIP”), which was adopted by the Board on March 11, 2014 and approved by our shareholders on May 21, 2014. The effectiveness of the Amended LTIP is subject to approval by the Company’s shareholders.

Employees and consultants of the Company, its subsidiaries and affiliates, as well as members of our Board, are eligible to receive awards under the Amended LTIP. The Amended LTIP provides for the grant of stock options, including incentive stock options and NQSOs (“nonqualified stock options”), stock appreciation rights (“SARS”), restricted shares, restricted share units, cash or stock-based performance awards and other share-based awards to eligible individuals.

Under the Amended LTIP, we propose to increase the number of ordinary shares reserved for issuance, which we believe is necessary to help ensure that the Company has a sufficient reserve of ordinary shares available to attract and retain the services of key individuals essential to the Company’s long-term growth and success.

The Amended LTIP increases the aggregate number of ordinary shares available for issuance under the current LTIP by 1,850,000 ordinary shares, to a total of 7,400,000 ordinary shares.

If shareholders do not approve this Proposal No. 5, the current LTIP will continue in full force and effect subject to the limitations set forth therein.

Background on Share Request

In its determination to approve the Amended LTIP, our Board reviewed an analysis prepared by Radford, its compensation consultant, which included an analysis of our historical shares usage, certain burn rate metrics and the costs of the Amended LTIP. Specifically, our Board considered that:

•	Based on the Company’s current share usage, the remaining share reserve under the current LTIP is expected to last only one year; and

•	Radford concluded that the addition of 1,850,000 ordinary shares to the share reserve would be within the allowable range under the policies of shareholder proxy advisory services, given the existing share reserve under the current LTIP and outstanding options.

In light of the factors described above, our Board believes the additional authorized shares being requested under the Amended LTIP is reasonable and provides a significant incentive for officers, employees, non-employee directors and consultants to increase the value of the Company for all shareholders.

A summary of the principal provisions of the Amended LTIP is set forth below. The summary is qualified by reference to the full text of the current LTIP, which is incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 31, 2014, and the Amendment, which is attached as Appendix A to this Proxy Statement.

Administration

The Amended LTIP may be administered by the Compensation Committee of the Board or such other Board committee designated by the Board (including the full Board), provided that to the extent required by applicable law, the Amended LTIP will be administered by a committee of at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (such committee, the “Committee”). The Committee may in turn delegate to one or more members of the Board or one or more officers or managers of the Company or any subsidiary or affiliate the authority to perform administrative functions and with respect to awards granted to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act, to perform other functions as the Committee may determine to the extent permitted under applicable law.

The Committee has the authority to administer the Amended LTIP, including the power to determine participants, affiliates, the types and sizes of awards, the price and timing of awards, the methods for settling awards, the method of payment for any exercise or purchase price, the forms of award agreements, any rules and regulations the Committee deems necessary to administer the Amended LTIP, and the acceleration or waiver of any vesting restriction. The Committee also has the power and authority to interpret the terms of the Amended LTIP and any award agreement thereunder.

Eligibility

Persons eligible to participate in the Amended LTIP include all members of the Board, currently comprised of seven directors, approximately 70 employees (including eight executive officers) and approximately 35 consultants of the Company and its subsidiaries and affiliates, in each case, as determined by the Committee.

Limitation on Awards and Shares Available

The number of ordinary shares authorized for issuance under the current LTIP is 5,550,000. The Amended LTIP’s share reserve will be increased by 1,850,000 ordinary shares, to a total of 7,400,000 ordinary shares.

As of March 14, 2016, 4,098,433 ordinary shares were subject to outstanding option awards, with a weighted average exercise price of $24.38 and a weighted average remaining term of 8.42 years, no ordinary shares were subject to any other types of outstanding awards and 813,820 ordinary shares remained available for future grant under all of the Company’s equity plans (which is only the current LTIP). The closing price of our ordinary shares on March 14, 2016 was $37.83 per share. The ordinary shares covered by the Amended LTIP may be authorized but unissued shares or reacquired shares, including shares purchased by the Company on the open market.

The aggregate number of ordinary shares available for issuance under the Amended LTIP will be reduced by 1.5 ordinary shares for each ordinary share delivered in settlement of any award other than an option or SAR. To the extent that any award is forfeited, terminated, settled in cash, or the shares subject to the award are withheld or surrendered, the shares subject to the award may be added back to the shares available for issuance under the Amended LTIP to the extent that it was originally debited. However, shares tendered or withheld in payment of an exercise price of an option or to satisfy tax withholding obligations for any option or SAR, and shares subject to any SAR that are not issued in connection with the stock settlement of such SAR, may not be added back to the shares available for issuance under the Amended LTIP. In addition, ordinary shares repurchased on the open market with proceeds from stock option exercises may not be used again for new grants under the Amended LTIP. Upon the exercise of any award granted in tandem with any other awards, the related awards will be cancelled with respect to the number of shares as to which the award is exercised. Ordinary shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in the acquisition of any business by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the Amended LTIP.

The maximum number of ordinary shares that may be subject to one or more awards granted to a participant pursuant to the Amended LTIP during a calendar year is 750,000 and the maximum aggregate amount of cash that may be paid in cash to any person during any calendar year with respect to one or more awards payable in cash shall be $5,000,000.

Under the Amended LTIP, awards granted to employees or consultants of the Company, other than options and SARs, must vest over a period of not less than three years measured from the date of grant or, in the case of performance-vesting awards, a period of not less than one year measured from the beginning of the applicable performance period, provided, that the Committee has the discretion to accelerate vesting in the event of a death, permanent disability, retirement, termination of service or change in control. The Company hereby commits to extending this minimum vesting requirement to members of our Board, provided, that up to an aggregate of five percent of the total number of shares reserved for issuance under the Amended LTIP may be granted to employees, consultants or members of our Board without regard to these minimum vesting requirements.

Awards

The Amended LTIP provides for the grant of incentive stock options, nonqualified stock options, SARs, restricted shares, restricted share units, cash and stock-based performance awards, dividend equivalents and other share-based awards.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Amended LTIP. The exercise price of any stock option granted pursuant to the Amended LTIP will not be less than 100% of the fair market value of our ordinary shares on the date of grant. The term of each stock option will be determined by the Committee, but in no event will be longer than ten years after the date of grant. The terms of any incentive stock options shall comply in all respects with the provisions of Section 422 of the Code, including that incentive stock options will be granted within ten years from the earlier of the date of adoption or shareholder approval of the Amended LTIP, as may be amended from time to time. The Committee may provide that any stock option will be exercisable with respect to shares that otherwise would not be then exercisable, provided that the participant enters into a form of restricted share agreement in connection with such exercise.

The Committee determines the times at which a stock option may be exercised, the methods by which such exercise price may be paid, the form of payment, and the methods by which the shares will be delivered to the participant.

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of an ordinary share on the date of exercise of the SAR over the exercise price per share of the SAR, which may not be less than the fair market value of a share of an ordinary share on the date of grant. The Committee determines the times at which a SAR may be exercised, the method of settlement, form of payment, and whether or not a SAR will be in tandem with any other award.

A restricted share award is the grant of ordinary shares at a per share purchase price determined by the Committee (which may equal zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions on vesting determined by the Committee are met. During the period of restriction, participants holding restricted shares may have full voting and dividend rights with respect to such shares (except as described below with respect to restricted stock subject to performance-based vesting conditions). The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

Restricted share units may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the Committee. Like restricted shares, restricted share units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted shares, shares underlying restricted share units will not be issued until the restricted share units have vested, and recipients of restricted share units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Dividend equivalent awards entitle participants to receive the equivalent value (in cash or additional shares) of dividends in respect of other awards held by participants. Dividend equivalents may accrue on awards that vest based on the attainment of performance-based objectives, but shall not be payable unless and until such performance-based objectives are met. Additionally, the Amended LTIP provides that dividend equivalents are not payable with respect to options or SARs.

The other types of awards that may be granted under the Amended LTIP include performance awards and other share-based awards. Performance awards, including cash bonuses and performance stock units, which are denominated in ordinary shares or their cash equivalents, may be linked to any one or more performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Other share-based awards are compensation that may be payable in or otherwise based on ordinary shares, including, without limitation, unrestricted shares awarded purely as a bonus.

The Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. With regard to a particular performance period, the Committee has the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award.

Amendment and Termination

The Board may terminate, amend, suspend or modify the Amended LTIP at any time; provided, however, that shareholder approval will be obtained for any amendment to the extent necessary to comply with any applicable law, regulation or securities exchange rule. In addition, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or the base amount of outstanding SARs or to cancel outstanding options or SARs in exchange for cash, other awards, options or SARs with an exercise price or base amount less than that of the original options or SARs without shareholder approval. Further, no amendment or termination of the Amended LTIP may materially and adversely affect the rights of any participant pursuant to any award granted to the participant without his or her consent.

No incentive stock options may be granted under the Amended LTIP after March 11, 2024.

Change in Control or Equity Restructuring

If a Change in Control of the Company occurs (as defined in the Amended LTIP), unless the Committee determines otherwise, all outstanding options and SARs that are not exercised shall be assumed or substituted by the surviving corporation and other outstanding awards shall be converted into similar awards of the surviving corporation. Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take any of the following actions with respect to any outstanding award: (a) provide that outstanding awards will accelerate or that restrictions thereon will lapse, as applicable; (b) provide that holders of restricted share units, performance awards, dividend equivalents and other share-based awards will receive a payment in settlement of such awards in an amount determined by the Committee; (c) require that holders of options and SARs surrender their options and SARs in exchange for payment by the Company in an amount equal to the amount by which the then fair market value of the shares exceeds the exercise price of the options or the base amount of SARs, as applicable; or (d) terminate any unexercised options and SARs after giving participants an opportunity to exercise their outstanding options and SARs.

The Committee shall make such equitable changes and adjustments as it deems appropriate in the event of a recapitalization, share split, reverse split, reorganization, merger, or other similar corporate transaction or event, including (i) adjusting the number and kind of shares issuable under the Amended LTIP; the number and kind of securities issued or issuable in respect of outstanding awards; and the exercise price, grant price or purchase price of any award; and (ii) providing for a distribution of cash or property in respect of any award.

Federal Income Tax Consequences

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction.

With respect to incentive stock options, if applicable holding period requirements are met (e.g., the stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise), the participant will not recognize taxable income at the time of exercise of the incentive stock option. However, the excess of the fair market value of the ordinary shares received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements described above are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply, although the amount of income recognized by the participant will be the lesser of (a) the excess of the fair market value of the shares at the time of exercise over the exercise price, or (b) the excess of the amount realized on the disposition over the exercise price.

The current federal income tax consequences of other awards authorized under the Amended LTIP generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted shares subject to a substantial risk of forfeiture and restricted share units will result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted shares, the recipient elects to accelerate recognition as of the date of grant); share-based performance awards, dividend equivalents and other types of awards are generally subject to tax at ordinary income rates at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

New Plan Benefits

Awards under the Amended LTIP are subject to the discretion of the Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Amended LTIP. The Grants of Plan-Based Awards - Fiscal Year 2015 table in this Proxy Statement describes all equity awards granted to our named executive officers during our fiscal year ended December 31, 2015 under the current LTIP.

Awards Granted to Certain Persons as of March 14, 2016

The following table provides information with respect to awards granted under the current LTIP to our named executive officers, directors and employees as of March 14, 2016. As stated above, it is not possible to determine the amounts of awards that will be granted in the future to participants under the Amended LTIP.

Name and Position	Number of Shares Underlying Option Grants	Weighted Average Exercise Price of Options ($)
Dale B. Schenk, Ph.D., President and Chief Executive Officer	905,000	18.72
Tran B. Nguyen, Chief Financial Officer	345,000	18.35
A. W. Homan, Chief Legal Officer	187,500	26.42
Gene G. Kinney, Ph.D., Chief Scientific Officer and Head of Research and Development	375,000	17.82
Martin Koller, M.D., Chief Medical Officer	290,000	20.97
All current executive officers as a group	2,532,000	20.22
All directors who are not executive officers as a group	430,000	15.43
Richard T. Collier, Director and nominee	65,000	12.79
K. Anders O. Härfstrand, M.D., Ph.D., Director and nominee	30,000	49.60
Christopher S. Henney, Ph.D., D.Sc., Director and nominee	65,000	12.97
Each associate of any of such directors, executive officers or nominees	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—
All employees who are not executive officers as a group	1,900,275	27.61

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED 2012 LONG TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF ORDINARY SHARES AUTHORIZED FOR ISSUANCE UNDER THAT PLAN BY 1,850,000 ORDINARY SHARES, TO A TOTAL OF 7,400,000 ORDINARY SHARES.

PROPOSAL NO. 6

APPROVAL, BY SEPARATE RESOLUTIONS, OF AMENDMENTS TO (A) THE COMPANY’S MEMORANDUM OF ASSOCIATION AND (B) THE COMPANY’S ARTICLES OF ASSOCIATION

Summary

The Companies Act 2014 (the “Act”) took effect in Ireland on June 1, 2015. The Act consolidates and amends Irish companies law, and in so doing adopts a new approach and new terminology in regard to the memorandum of association and articles of association of all Irish companies.

We are proposing amendments to our Memorandum of Association and our Articles of Association (collectively referred to as our “Constitution”) to ensure that they remain consistent with the Act and our current Memorandum of Association and Articles of Association. We believe that none of the proposed amendments to our Memorandum of Association or our Articles of Association will materially diminish the rights of our shareholders.

Under Irish law, any amendment to a public company’s memorandum of association must be voted on separately from any amendment to its articles of association. Accordingly, Proposal No. 6(A) sets out the proposed amendments to our Memorandum of Association and Proposal No. 6(B) sets out the proposed amendments to our Articles of Association, and we are asking shareholders to vote separately on Proposal No. 6(A) and Proposal No. 6(B).

Under Irish law, Proposal No. 6(A) and Proposal No. 6(B) are both special resolutions that require the affirmative vote of 75% of the votes cast in person or by proxy at the Annual Meeting in order to be approved.

Proposal No. 6(A) - Amendments to our Memorandum of Association

We propose to amend our Memorandum of Association solely to correctly refer to sections of the Act. Our current Memorandum of Association refers to two sections of the former Companies Act 1963, and those section references need to be updated to refer to corresponding sections of the Act.

Attached as Appendix B - Part I to this Proxy Statement is the Memorandum of Association as proposed to be amended, with the proposed amendments indicated.

Irish law requires that the proposed amendments to our Memorandum of Association be specifically described in the text of the resolution presented to shareholders for approval.

Accordingly, we are asking shareholders to approve the following special resolution at the Annual Meeting:

RESOLVED, that the Memorandum of Association of Prothena Corporation plc be and hereby is amended as follows, as set forth in Appendix B - Part II to this Proxy Statement:

In section 3.15 of that Memorandum of Association, the reference to “section 155 of the Companies Act, 1963” be deleted and the words “section 158 of the Companies Act 2014” be substituted therefor, and the words “as defined by the said section” be deleted and the words “as defined by the said section 7 of the Companies Act 2014” be substituted therefor.

Proposal No. 6(B) - Amendments to our Articles of Association

We propose to amend our Articles of Association to (1) correctly refer to sections and terminology of the Act, conform to sections of the Act, and make other “housekeeping” corrections and clarifications, and (2) “opt-out” of (disapply) certain optional sections of the Act. More specifically:

•	Our current Articles of Association refers to certain sections of the former Companies Acts 1963-2013, and those section references need to be updated to refer to corresponding sections of the Act. In addition, certain terminology in our current Articles are no longer consistent with terminology used in the Act, and that language needs to be conformed to the terminology of the Act. Other changes are appropriate to conform to the Act. Finally, our current Articles of Association also contains references to Elan Corporation, plc, and the transaction pursuant to which we were separated from Elan on December 20, 2012, that are no longer relevant or applicable.

•	The Act contains certain optional sections that will apply to the Company unless we specifically “opt-out” of (disapply) those sections of the Act as permitted by the Act, and we propose to “opt-out” of certain of those sections in order to remain consistent with our current Articles of Association.

Attached as Appendix B - Part II to this Proxy Statement is the Company’s Articles of Association as proposed to be amended, with the proposed amendments indicated.

Attached as Appendix C to this Proxy Statement is a table that describes the proposed amendments to our Articles of Association. Part I of Appendix C describes the updated section references and terminology changes and otherwise to conform with the Act and the other “housekeeping” corrections and clarifications. Part II of Appendix C describes the optional sections of the Act from which we propose to opt-out (disapply), and Part III of Appendix C describes the optional sections of the Act from which we do not propose to opt-out. Appendix C contains only a summary of the proposed amendments to our Articles of Association and is qualified in its entirety by reference to the complete text of those proposed amendments as shown in Appendix B - Part II.

Irish law does not require that the proposed amendments to our Articles of Association be specifically described in the text of the resolution presented to shareholders for approval. Instead, those proposed amendments are shown in Appendix B - Part II to this Proxy Statement.

Accordingly, we are asking shareholders to approve the following special resolution at the Annual Meeting:

RESOLVED, that the Articles of Association of Prothena Corporation plc be and hereby are amended as set forth in Appendix B - Part II to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS, BY SEPARATE RESOLUTIONS, TO OUR (A) MEMORANDUM OF ASSOCIATION AND (B) ARTICLES OF ASSOCIATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our ordinary shares as of March 14, 2016 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares;

•	each of our directors;

•	each of our executive officers named in the Summary Compensation Table below; and

•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each beneficial owner named below is c/o Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Shares	Shares Acquirable Within 60 Days(2)	Total Shares Deemed Beneficially Owned	Percent of Outstanding Shares(3)
5% Shareholders:

Woodford Investment Management LLP(4) 9400 Garsington Road Oxford OX4, United Kingdom	6,379,661	—	6,379,661	18.6%
FMR LLC(5) 245 Summer Street Boston, MA 02210	4,728,412	—	4,728,412	13.8
T. Rowe Price Associates, Inc.(6) 100 E. Pratt Street Baltimore, MD 21202	3,100,683	—	3,100,683	9.0
Wellington Management Group LLP(7) 280 Congress Street Boston, MA 02210	2,493,796	—	2,493,796	7.3
BlackRock, Inc.(8) 55 East 52nd Street New York, NY 10055	2,064,470	—	2,064,470	6.0

Directors and Named Executive Officers:
Lars G. Ekman	243	95,000	95,243	*
Richard T. Collier	1,219	50,000	51,219	*
Shane M. Cooke	—	50,000	50,000	*
K. Anders O. Härfstrand	—	—	—	*
Christopher S. Henney	—	30,000	30,000	*
Dennis J. Selkoe(9)	4,208	37,500	41,708	*
Dale B. Schenk(10)	14,877	401,771	416,648	1.2
Tran B. Nguyen	2,200	150,103	152,303	*
A. W. Homan(11)	2,000	53,020	55,020	*
Gene G. Kinney	2,793	176,770	179,563	*
Martin Koller	—	87,499	87,499	*
All 14 directors and executive officers as a group	29,540	1,224,828	1,254,368	3.7%

*	Represents beneficial ownership of less than one percent of the Company’s issued and outstanding ordinary shares.

(1)	Represents ordinary shares. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.
(2)	For purposes of this table, a person is deemed to have beneficial ownership of our ordinary shares which such person has the right to acquire on or within 60 days after March 14, 2016. These shares may be acquired by exercise of nonqualified stock (share) options granted under our Amended and Restated 2012 Long Term Incentive Plan.
(3)	The percentage of outstanding shares is based on the 34,339,008 ordinary shares issued and outstanding on March 14, 2016. However, for purposes of computing the percentage of outstanding ordinary shares beneficially owned by each person or group of persons, any shares which such person or group of persons has a right to acquire on or within 60 days after March 14, 2016 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person.
(4)	As of December 31, 2015, based on a Schedule 13G/A it filed with the SEC on February 19, 2016, Woodford Investment Management LLP and a person associated with it reported having shared voting 6,199,000 of such shares and shared dispositive power with respect to all of such shares.
(5)	As of December 31, 2015, based on a Schedule 13G/A it filed with the SEC on February 12, 2016, FMR LLC and entities associated with it reported having sole voting power with respect to 658,141 of such shares and sole dispositive power with respect to all of such shares.
(6)	As of December 31, 2015, based on a Schedule 13G/A it filed with the SEC on February 8, 2016, T. Rowe Price Associates, Inc. and entities associated with it reported having sole voting power with respect to 430,701 of such shares and sole dispositive power with respect to all such shares.
(7)	As of December 31, 2015, based on a Schedule 13G/A it filed with the SEC on February 11, 2016, Wellington Management Group LLP and entities associated with it reported having shared voting power with respect to 755,854 of such shares and shared dispositive power with respect to all of such shares.
(8)	As of December 31, 2015, based on a Schedule 13G/A it filed with the SEC on January 27, 2016, BlackRock, Inc. and entities associated with it reported having sole voting with respect to 1,995,612 of such shares and sole dispositive power with respect to all of such shares.
(9)	Includes 2,845 ordinary shares held by Dr. Selkoe and 1,363 ordinary shares held by Dr. Selkoe’s spouse.
(10)	Includes 14,877 ordinary shares held in a trust of which Dr. Schenk and his spouse are co-trustees.
(11)	Includes 2,000 ordinary shares held in a trust of which Mr. Homan and his spouse are co-trustees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during our fiscal year 2015.

COMPENSATION DISCUSSION AND ANALYSIS

In this section we provide an explanation and analysis of the material elements of the compensation provided to our Chief Executive Officer, Chief Financial Officer and other three most highly compensated employees who were serving as executive officers at the end of our fiscal year 2015 (referred to as the “named executive officers”). For 2015, those named executive officers were:

•	Dale B. Schenk, President and Chief Executive Officer;

•	Tran B. Nguyen, Chief Financial Officer;

•	A.W. Homan, Chief Legal Officer;

•	Gene G. Kinney, Ph.D., Chief Scientific Officer and Head of Research and Development; and

•	Martin Koller, M.D., Chief Medical Officer.

Executive Summary

Alignment with Performance. Our executive compensation programs are designed to reward superior performance and provide consequences for under-performance. We believe that compensation of our named executive officers for fiscal year 2015 was aligned with the Company’s performance during 2015. Highlights of that performance include:

•	We Significantly Increased Shareholder Value. Our share price increased from $20.76 to $68.11 per share during fiscal year 2015, an appreciation of 228%. This strong share price performance was consistent with our long-term performance; since we began trading as a separate public company on December 21, 2012, through December 31, 2015, our share price increased by 846%, which far exceeded our peer group and other sector and broader market indices.

•	We Significantly Advanced our Pipeline. During fiscal year 2015, our management team made significant progress in advancing our drug candidate programs. Key accomplishments included:

•	Reporting positive data from the on-going Phase 1/2 study of NEOD001, a monoclonal antibody for the potential treatment of AL amyloidosis;

•	Completing enrollment of the expansion cohort of the Phase 1/2 study of NEOD001, while accommodating a significantly greater number of patients than originally projected;

•	Developing and announcing plans to initiate a Phase 2b global, registration-directed trial (PRONTO), to supplement the on-going Phase 3 VITAL Amyloidosis Study of NEOD001;

•	Reporting positive data from a Phase 1 single ascending dose study of PRX002, a monoclonal antibody for the potential treatment of Parkinson’s disease and other related synucleinopathies,

•	Initiating a Phase 1 multiple ascending dose study of PRX002;

•	Initiating a Phase 1 single ascending dose study of PRX003, a monoclonal antibody for the potential treatment of inflammatory diseases including psoriasis; and

•	Presenting positive preclinical results from a series of novel, conformation-specific protein immunotherapy antibodies that selectively bind to diseased forms of transthyretin (ATTR) protein, advancing a key pre-clinical program in the Company’s pipeline.

•	We Significantly Strengthened our Cash Position. During fiscal year 2015, our management team significantly strengthened the Company’s balance sheet through careful cash management as well as a successful equity offering. Our 2015 cash “burn” from operating and investing activities was favorably below our guidance of $66-72 million while advancing a number of strategic and operational initiatives, including those listed above. As of December 31, 2015, we had $370.6 million in cash and cash equivalents, better than our post-offering guidance of $353-359 million and providing a solid financial foundation for advancing the Company’s multiple programs.

Pay for Performance. Our executive compensation programs are designed to deliver pay in accordance with corporate and individual performance. Accordingly, approximately 80% of our named executive officers’ total targeted compensation for fiscal year 2015 was in the form of annual cash incentives and stock options, which are linked to actual performance.

Compensation Governance and Best Practices. We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key governance practices include the following:

•	Pay for performance - A significant percentage of total target compensation is pay at-risk that is connected to performance.

•	Strong link between performance measures and strategic objectives - Performance measures for incentive compensation are linked to operating priorities designed to create long-term shareholder value.

•	Independent compensation consultant - The Committee retains an independent compensation consultant to review our executive compensation program and practices.

•	No guaranteed annual salary increases or bonuses - Our named executive officers’ salary increases are based on individual evaluations and their annual cash incentives are tied to corporate and individual performance.

•	No tax gross-ups - We do not provide any tax gross-ups to our named executive officers.

•	No perquisites - We do not provide any perquisites or personal benefits to our named executive officers.

The Objective of Our Executive Compensation Programs

The principal objective of our executive compensation programs is to attract, retain, motivate and reward individuals with the executive experience and skills necessary for us to achieve our ultimate goal of increasing shareholder value. In order to do this, our executive compensation programs are designed to:

•	Attract and retain individuals of superior ability, experience and management talent;

•	Motivate and reward executives whose knowledge, skills and performance ensure continued success;

•	Align compensation with corporate strategies, business and financial objectives, operational needs and the long-term interests of shareholders;

•	Ensure that elements of compensation do not encourage excessive risk-taking; and

•	Ensure that total compensation is fair, reasonable and competitive relative to both internal and external comparison points.

How We Determined Executive Compensation

The Compensation Committee is Responsible for Executive Compensation. The Compensation Committee of our Board of Directors (the “Committee”) makes all decisions on compensation to our executive officers other than our Chief Executive Officer. In the case of our CEO, the Committee makes recommendations to the Board regarding his compensation, and the Board (excluding the CEO) makes all final decisions on his compensation. Information about the Committee is provided in this Proxy Statement under the heading Proposal No. 1 - Election of Directors - Board Committees - Compensation Committee.

The Committee Utilizes a Compensation Consultant. The Committee annually retains an executive compensation consultant to assist the Committee in making informed decisions on executive officer compensation. The compensation consultant engaged by the Committee for the purpose of establishing fiscal year 2015 compensation was Radford, an AonHewitt Company. Radford was identified and engaged directly by the Committee, after the Committee assessed Radford’s independence from the Company and its management.

Radford was engaged by the Committee to prepare and present an objective assessment of compensation programs for our executive officers, with respect to their reasonableness compared to those of “peer” companies and their appropriateness in accomplishing the Committee’s objectives. Radford was also asked to provide to the Committee specific recommendations on our executive compensation programs generally, as well as on the compensation for each executive officer.

For purposes of their compensation study for the Committee, Radford identified a “peer group” of companies for executive compensation comparison purposes. Radford used criteria based on (a) sector, stage and geography, (b) market capitalization, and (c) number of employees, to develop a recommended list of peer companies, which Radford presented to the Committee and the Committee then approved. The peer group companies identified and used by Radford for executive compensation comparison purposes for fiscal year 2015 were:

Acceleron Pharma Agios Pharmaceuticals Anacor Pharmaceuticals bluebird bio Celldex Therapeutics Cempra Chimerix Clovis Oncology Enanta Pharmaceuticals Epizyme Five Prime Therapeutics	Geron Inovio Pharmaceuticals Karyopharm Therapeutics MacroGenics OncoMed Pharmaceuticals Portola Pharmaceuticals Sangamo BioSciences Threshold Pharmaceuticals Xencor XOMA ZIOPHARM Oncology

At the time the Committee approved this peer group, the Company’s market capitalization was at approximately the 40th percentile of the peer group’s range of $300 million to $1.5 billion.

For competitive assessment purposes, Radford used executive compensation data publicly reported by these peer group companies (i.e., proxy statement data), as well as data from Radford’s 2014 Global Life Science Survey of these peer companies and other publicly-traded pre-commercial biotechnology companies with market capitalizations comparable to the Company.

Radford’s report to the Committee included a review of our existing executive compensation programs, practices, levels and arrangements, each executive officer’s compensation relative to the comparative data, and our equity grant practices for all employees (not just executive officers) relative to the comparative data. Radford’s report also provided recommendations on changes that might be made to our executive compensation programs generally, and to each executive officer’s compensation. Radford provided its written report in advance of a Committee meeting, at which the lead Radford consultant presented and responded to questions from the Committee.

The CEO Makes Recommendations. At a meeting with the Radford consultant present, the CEO presented to the Committee his recommendations on executive compensation programs, objectives and levels for the executive officers other than himself. Following completion of fiscal year 2015, the CEO provided his assessment of the performance of those executive officers, generally as well as with specific reference to corporate objectives previously established by the Committee.

The Committee or Board Makes Compensation Decisions. The Committee determined at the beginning of fiscal year 2015 the structure of executive officer compensation programs for that year, after receiving Radford’s report and recommendations and receiving the CEO’s recommendations on compensation for the executive officers other than himself. Specifically, the Committee determined for each executive officer other than the CEO (a) any adjustment to his or her base salary, (b) his or her target annual cash bonus opportunity for 2015 and the corporate objectives for 2015 upon which 75% of that bonus would be based, and (c) his or her stock option award for 2015.

In the case of the CEO, the Committee recommended to the full Board (other than the CEO) any adjustment to the his base salary, his annual cash bonus opportunity for fiscal year 2015 and the corporate objectives for 2015 upon which 100% of that bonus would be based, and his annual stock option award for 2015. In an executive session without the CEO present, the Board approved the compensation recommended by the Committee with respect to the CEO.

After completion of fiscal year 2015, the Committee received the CEO’s report on the Company’s performance relative to the pre-determined corporate objectives for 2015, as well as on the individual performance of each executive officer other than himself. The Company’s Head of Human Resources (who is not an executive officer) participated in that Committee meeting, as did the lead Radford consultant. After receiving that report, the Committee determined the annual cash bonus to be paid to each executive officer other than the CEO for 2015.

After completion of fiscal year 2015, the Nominating and Corporate Governance Committee of the Board completed its review of the CEO’s performance during 2015 (in a meeting with all other independent members of the Board present). The Compensation Committee then met, with the other independent members of the Board present and the lead Radford consultant, to discuss the CEO’s compensation. The Committee determined its recommendation to the full Board (other than the CEO) on the CEO’s annual cash bonus for 2015. In an executive session without the CEO present, the Board approved that bonus recommended by the Committee.

Executive Compensation for Fiscal Year 2015

The three key elements of our executive officer compensation programs for fiscal year 2015 were: base salaries; annual cash bonuses; and long-term incentive compensation in the form of stock option awards. In addition, the Committee (or the Board) has approved arrangements providing for certain payments and benefits in the event of certain terminations of employment.

Base Salaries. Base salaries are intended to compensate our named executive officers for serving as the senior members of our management team. Salaries are also considered an important element of compensation necessary to retain the Company’s executive officers in a competitive marketplace. To accomplish these objectives, the Committee reviews and sets base salaries annually, generally positioning around the 50th percentile of the competitive data specific to each executive officer’s position, which the Committee considers appropriate to accomplish the purposes of this element of executive compensation. Radford determined 50th percentile data using a composite of data from the peer group and the broader market survey discussed above.

In determining base salaries for fiscal year 2015, the Committee considered the competitive data provided by Radford, and also made subjective assessments of each executive officer’s experience, performance and criticality. Based on these considerations, the Committee approved adjustments to annual base salaries of our executive officers in the range of 1.5% to 7%, in order to maintain them at approximately the 50th percentiles as indicated by Radford’s comparative market data.

The Committee made a recommendation to the Board, based on the same considerations, with respect to the CEO’s base salary. The Committee recommended and the Board approved a 4% adjustment of the CEO’s base salary, in order to maintain competitive market positioning at approximately the 50th percentile.

Annual Cash Bonuses. Annual cash bonuses are intended principally to motivate executive officers to achieve pre-determined annual operational and financial (“corporate”) objectives set by the Committee to promote achievement of our business strategies and drive increases in shareholder value. The annual cash bonuses for our named executive officers other than the CEO depend primarily on the Company achievement of those corporate objectives, but also depend on individual performance. Our CEO’s annual cash bonus depends exclusively on the Company’s achievement of the pre-determined corporate objectives. The Committee believes that broader corporate objectives are appropriate to ensure all executive officers are working together toward those goals, and that individual performance is in some cases an appropriate additional consideration to motivate and reward individual contributions to the Company’s overall success. These cash awards are made under our shareholder-approved Incentive Compensation Plan (the “ICP”), and are described the Grants of Plan-Based Awards - Fiscal Year 2015 table below.

In determining the targeted annual cash bonus opportunity for each named executive officer, the Committee considered Radford’s comparative data (including peer group and survey data) on targeted annual cash bonus opportunity and total targeted annual cash compensation. The Committee also considered the experience, performance and criticality of each executive officer. Based on these considerations, the Committee determined each executive officer’s targeted annual cash bonus opportunity, which were generally around the 75th percentile for comparable positions, although the Committee did not necessarily target the 75th percentile. Because the Committee set base salaries that were generally around the 50th percentile, the resulting total targeted annual cash compensation for each executive officer generally fell in the range of the 50th to 75th percentiles.

Targeted annual cash bonuses are expressed as a percentage of annual base salary. For fiscal year 2015, the CEO’s targeted cash bonus was 60% of his base salary earned in 2015, and the other named executive officers’ targeted cash bonuses were 40% of their respective base salaries earned in 2015. The maximum cash bonus that could have been earned by the CEO was 90% of base salary, and the maximum cash bonus that could have been earned by the other named executive officers was 60% of base salary - i.e., 150% of their respective target bonuses. The Committee determined not to change the target and maximum bonuses for our named executive officers from their respective levels in 2014. With respect to such levels, the Committee determined that a higher target and maximum bonus opportunity for the CEO, relative to the other executive officers, was appropriate because of his position and responsibilities and in light of the comparative data supplied by Radford. The Committee determined to use the same bonus opportunities (as a percentage of base salary) for all of the other named executive officers because it felt that differences in their base salaries were sufficient to distinguish between their relative positions, experience and criticality.

Annual cash bonuses earned by each named executive officer for fiscal year 2015 depended on (a) the Company’s performance relative to pre-determined corporate objectives established by the Committee (weighted 100% for the CEO and 75% for the other named executive officers), and (b) in the case of the executive officers other than the CEO, the executive officer’s individual performance (weighted 25%), as determined by the Committee based on assessments from the CEO.

For fiscal year 2015, the Committee (and the Board, with respect to the CEO) established pre-determined corporate objectives that it considered critical to the near- and long-term success of the Company. The Company does not disclose certain specific objectives as they contain competitively sensitive information. However, the objectives were generally as follows, with the weighting shown:

•	Research and Development: Progress our research and development portfolio to achieve specific primary milestones with respect to our NEOD001, PRX002, PRX003 clinical programs, as well as preclinical programs (65%);

•	Financial: Meet our cash burn guidance range of $66-72 million, and increase the ownership stake to ≥5% of at least one additional institutional investor (20%);

•	Business Development: Meet an objective with respect to a third-party collaboration (10%); and

•	Human Resources: Attract and retain talent (by achieving below 7.5% voluntary turnover) to achieve our goals (5%).

The Committee and Board considered most of these objectives moderately difficult to achieve, and some as “stretch” objectives that would be more difficult to achieve.

The Committee determined after fiscal year 2015 that the Company met some but not all of the Research and Development objectives; exceeded the Financial objectives; did not meet the Business Development objective; and met the Human Resources objectives. On that basis, the Committee determined that overall Company performance relative to the pre-determined corporate objectives was 85%. Based on the CEO’s assessment and report to the Committee on each other named executive officer’s individual performance (relative to the pre-determined corporate objectives and/or more generally), the Committee approved annual cash bonuses to the named executive officers (other than the CEO) ranging from 86% to 93% of their targeted annual cash bonuses. The Committee recommended to the Board that the CEO’s annual cash bonus be 85% of his targeted annual performance-based bonus - consistent with what the Committee determined with respect the Company’s achievement relative to the pre-determined corporate objectives - which recommendation the Board approved. The actual annual cash bonus paid to each named executive officer for 2015 performance is set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table below.

Long-Term Incentive Compensation. Long-term incentives are an important element of our executive compensation that the Committee uses primarily to motivate our executive officers to increase shareholder value, and secondarily to retain executive officers. The Committee believes that long-term incentive compensation also encourages our executives to identify, pursue and invest in appropriate long-term strategies for increasing shareholder value. Our long-term incentives for fiscal year 2015 were solely in the form of nonqualified stock (share) options awarded under our shareholder-approved Amended and Restated 2012 Long Term Incentive Plan (the “LTIP”).

We use stock options to link executive officer compensation directly to increases in the price of our ordinary shares, which directly reflects increased shareholder value. All stock options are granted with an exercise price equal to the fair market value (as defined by our LTIP) of our ordinary shares, and generally require continued employment for four years in order to vest fully. Stock options therefore compensate our executive officers only if our share price increases after the date of grant and the executive officer remains employed for the periods required for the stock option to become exercisable. The Committee thus considers stock options a particularly effective incentive and retention tool because it motivates our executive officers to increase shareholder value and remain with the Company.

In determining the stock option to award to each executive officer (and to recommend that the Board approve awarding to the CEO) in fiscal year 2015, the Committee considered data presented by Radford, including:

•	For each executive officer, the grant date Black-Scholes values (using the assumptions in the Company’s most recent quarterly or annual report) of the annual stock option awarded to the executive officer in 2014, Radford’s market data for the 50th and 75th percentiles, and the number of option shares necessary (at that Black-Scholes value) to align with those 50th and 75th percentiles;

•	For each executive officer and all executive officers as a whole, the annual stock options awarded in 2014 as a percent of the Company’s outstanding shares;

•	Various share dilution analyses, assessed share usage and equity compensation practices of the peer group companies identified by Radford and approved by the Committee;

•	The prevalence of other forms of equity-based incentive compensation used by those peer group companies;

•	Executive officers’ individual and collective equity “ownership” through vested and unvested stock options relative to the peer group data;

•	The “in-the-money” and “underwater” values of vested and unvested options and total potential value at certain potential future stock prices of stock options previously granted to each executive officer; and

•	Other comparative market data on equity compensation practices at the peer group companies and from Radford’s broader biotechnology sector survey.

The Committee also considered the relative position, experience, performance and criticality of each executive officer.

The grant date Black-Scholes values of the stock options awarded to our executive officers in 2015 were generally around the 75th percentile of the comparative market data, although the Committee did not specifically target the 75th percentile.

The stock option awarded in 2015 to each named executive officer is set forth in the Grants of Plan-Based Awards - Fiscal Year 2015 table below, and the value of that option is set forth in the Options Awards column of the Summary Compensation Table below.

Deferred Compensation. Our executive officers are eligible to participate in our tax-qualified 401(k) Plan on the same terms as all other U.S. employees. The Company makes non-discretionary contributions to the accounts of all participants in that Plan, and may also make discretionary matching contributions to all participants’ accounts (which it did for fiscal year 2015, equal to 1.25% of each participant’s eligible earnings in 2015).

Perquisites and Other Personal Benefits. No perquisites or other personal benefits are provided to our executive officers.

Termination of Employment Arrangements. We have an employment agreement with Dr. Schenk, our CEO, which was approved by our Board in order to retain Dr. Schenk as our CEO at the time that Prothena separated from Elan Corporation, plc to become a separate publicly-traded company. Dr. Schenk’s employment agreement provides for certain severance payments and benefits in the event of qualifying termination of employment. Certain provisions of that employment agreement were amended by our Amended and Restated Severance Plan (the “Severance Plan”), in which all of our U.S. employees participate, which Plan was approved by the Committee. We have also awarded stock options to Dr. Schenk containing accelerated vesting provisions in the event Dr. Schenk’s employment with the Company terminates under certain circumstances. The material terms of the employment agreement (as so amended) and these option terms, as they relate to certain potential terminations of Dr. Schenk’s employment, are described below under the heading Change in Control and Severance Arrangements - Dale B. Schenk.

The Committee and the Board considered these arrangements to be necessary in order to secure Dr. Schenk’s services as our CEO. The Committee and the Board also consider them to be reasonable and customary, and believe that these arrangements ensure that Dr. Schenk focuses solely on the best interests of our shareholders in the event of a possible, threatened or pending change in control, despite how a change in control might affect him personally. These change in control arrangements therefore serve as an important retention tool and ensure that personal uncertainties do not dilute his complete focus on promoting shareholder value.

Our other named executive officers do not have employment agreements. However, they do participate in our Severance Plan, which provides for certain severance payments and benefits in the event of qualifying terminations of employment, and they have also been awarded stock options containing accelerated vesting provisions in the event the executive officer’s employment with the Company terminates under certain circumstances. The material terms of the Severance Plan and these option agreements, as they relate to certain potential terminations of the named executive officers’ employment, are described below under the heading Change in Control and Severance Arrangements - Other Named Executive Officers.

For the same reasons described above, the Committee considered these arrangements to be necessary in order to secure the services of the named executive officer, reasonable and customary and an important retention tool that ensures that personal uncertainties do not dilute our executive officers’ complete focus on promoting shareholder value.

Other Compensation-Related Practices and Considerations

Stock Option Grant Practices and Procedures. All stock options awarded to our executive officers other than the CEO were approved by the Committee, and stock options awarded to our CEO were approved by our Board (based on recommendations from the Committee). Grants to other employees are pursuant to specific delegations of authority from the Committee, which delegations include individual grant limits, aggregate grant limits, specification of grant terms and specification of grant dates.

Stock options approved (or delegated for approval) by the Committee and the Board have always been granted on a date not earlier than the date of approval by the Committee, Board or delegated officer, and with an exercise price that is not less than the fair market value (as defined the LTIP) on the date of grant.

Tax Considerations. Section 162(m) of the U.S. Internal Revenue Code generally limits a company’s ability to deduct for tax purposes compensation in excess of $1,000,000 paid in any single tax year to the chief executive officer or any of the next three most highly compensated executive officers other than the chief financial officer, unless that compensation is deemed to be performance-based in accordance with Section 162(m). Our ICP and LTIP are designed and approved by shareholders so that incentive compensation may be performance-based in accordance with Section 162(m). However, the Committee considers it essential to structure a compensation program that will attract, retain, motivate and reward executives with the experience, skills and proven ability to maximize shareholder returns. Accordingly, the Committee considers the tax deductibility of executive officer compensation programs, but has chosen to approve certain compensation that has limited tax deductibility under Section 162(m) where such compensation serves the Committee’s compensation objectives. These elements of compensation that are not qualified under Section 162(m) will only be non-deductible to the Company if, as to any particular named executive officer, the total amount of that compensation, when combined with that executive’s salary and imputed income for certain benefits, exceeds $1,000,000 in any given year.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on those reviews and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Dennis J. Selkoe (Committee Chairman)
Lars G. Ekman
Christopher S. Henney

EXECUTIVE COMPENSATION

The following table provides certain information on compensation earned by or awarded to the named executive officers of the Company during our fiscal years 2015, 2014 and 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Dale B. Schenk, Ph.D.	2015	515,833	—	2,784,825	263,075	11,263	3,574,996
President and Chief Executive Officer	2014	491,667	—	2,226,903	295,000	11,700	3,025,270
	2013	462,115	—	1,954,890	351,000	12,750	2,780,755

Tran B. Nguyen	2015	348,075	—	1,021,103	128,788	11,263	1,509,229
Chief Financial Officer	2014	338,333	—	954,387	140,408	13,971	1,447,099
	2013	253,846	25,000	865,134	171,600	219,985	1,535,565

A. W. Homan	2015	328,958	—	789,034	116,780	11,263	1,246,035
Chief Legal Officer	2014	217,917	—	1,603,790	84,988	9,899	1,916,594
	2013	—	—	—	—	—	—

Gene G. Kinney, Ph.D.	2015	369,792	—	1,206,758	131,276	11,263	1,719,089
Chief Scientific Officer and Head of Research and Development	2014	348,333	50,000	954,387	148,042	11,700	1,512,462
	2013	349,154	—	857,620	176,800	12,750	1,396,324

Martin Koller, M.D.	2015	358,312	—	928,275	123,618	11,263	1,421,468
Chief Medical Officer	2014	348,500	—	1,519,454	141,142	11,700	2,020,796
	2013	230,154	—	600,788	119,680	6,982	957,604

(1)	Consists of nonqualified stock (share) options awarded under our Amended and Restated 2012 Long Term Incentive Plan (the “LTIP”). These amounts do not reflect compensation actually received. Rather, these amounts represent the grant date fair value of the options awarded, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of the assumptions made in calculating the values reflected for fiscal year 2015, see Note 9 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal year 2015.
(2)	Consists of cash bonuses paid under our Incentive Compensation Plan (the “ICP”) for the fiscal year performance periods indicated (these bonuses were paid in the subsequent year, but are reported for the fiscal year for which they were earned). For more information, see the Grants of Plan Based Awards - Fiscal Year 2015 table below.
(3)	For fiscal year 2015, consists only of Company contributions to the named executive officer’s account under the Company’s tax-qualified 401(k) defined contribution plan.

The following table shows all plan-based awards granted to our named executive officers during our fiscal year 2015.

Grants of Plan-Based Awards

Fiscal Year 2015

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Dale B. Schenk	3/11/2015	185,700	309,500	464,250	150,000	27.81	2,784,825
Tran B. Nguyen	3/11/2015	83,538	139,230	208,845	55,000	27.81	1,021,103
A. W. Homan	3/11/2015	78,950	131,583	197,375	42,500	27.81	789,034
Gene G. Kinney	3/11/2015	88,750	147,917	221,875	65,000	27.81	1,206,758
Martin Koller	3/11/2015	85,995	143,325	214,987	50,000	27.81	928,275

(1)	Consists of cash bonus awards under the ICP for our fiscal year 2015. Under these awards, the named executive officers were eligible to receive a cash payout depending entirely or primarily upon Company performance relative to pre-determined objectives for fiscal year 2015. In the case of Dr. Schenk, his earned cash payout depended 100% upon Company performance against those pre-determined objectives. In the case of the other named executive officers, their earned cash payouts depended 75% on Company performance against those pre-determined objectives and 25% on individual performance for fiscal year 2015. The amounts shown in the Threshold column are those that would have been paid if the exact minimum or threshold level of Company performance relative to the pre-determined objectives established by the Committee had been achieved for payouts to have been earned (which minimum performance the Committee had set at 60%) and, in the case of the named executive officers other than Dr. Schenk, no amount was paid for individual performance; these amounts equal 36% of annual base salary earned in 2015 in the case of Dr. Schenk, and 24% of annual base salary earned in 2015 in the case of the other named executive officers. The amounts shown in the Target column are those that would have been paid if each of the pre-determined objectives for Company performance established by the Committee had been achieved, and assume that the Committee also determined that individual performance (for the named executive officers other than Dr. Schenk) supported a 100% payout; these amounts equal 60% of annual base salary earned in 2015 in the case of Dr. Schenk and 40% of annual base salary earned in 2015 in the case of the other named executive officers. The amounts shown in the Maximum column are those that would have been paid if the each of the pre-determined objectives for Company performance established by the Committee had been achieved and the Committee determined that other Company and individual accomplishments supported a maximum payout; these amounts equal 90% of annual base salary earned in 2015 in the case of Dr. Schenk and 60% of annual base salary earned in 2015 in the case of the other named executive officers. If Company performance relative to the pre-determined objectives for fiscal year 2015 had not at least equaled the minimum (threshold) level of 60%, no payout would have been earned. Regardless of Company and/or individual performance, the maximum payout for each named executive officer was 150% of his or her targeted bonus payout. In addition, regardless of actual performance relative to the pre-determined objectives, the Committee retained discretion to reduce or eliminate any amount that otherwise would be payable. The amounts reported in this table are “estimated future payouts” as they existed at the time the award was made; the actual cash payouts to each executive officer are reported in the Non-Equity Incentive Plan column of the Summary Compensation Table above.
(2)

Consists of ordinary shares that may be acquired by exercise of nonqualified stock (share) options awarded under the LTIP. These option awards have a four-year vesting schedule from a vesting commencement date of March 11, 2015, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter, subject to continued employment (except in the event of certain terminations of employment, as described below under the heading Change in Control and Severance Arrangements). The option exercise price per share for each of these option awards is the closing market price of the Company’s ordinary shares on the date of grant. These options expire no later than ten years after the grant date. The options reported in this table are also reported in the Outstanding Equity Awards at Fiscal Year-End table below.
(3)	These amounts do not reflect compensation actually received. Rather, these amounts represent the grant date fair value of the options awarded, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of the assumptions made in calculating the values reflected, see Note 9 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal year 2015. The fair values reported in this table are also reported in the Option Awards column of the Summary Compensation Table above.

The following table shows all outstanding equity awards - which were only stock (share) options - held by our named executive officers at the end of our fiscal year 2015. Certain of the stock (share) option awards reported in this table are also reported in the Grants of Plan-Based Awards table above.

Outstanding Equity Awards at Fiscal Year-End

Fiscal Year 2015

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh)	Option Expiration Date
Dale B. Schenk	261,459	121,875	(2)	6.03	01/29/2023
	48,125	56,875	(3)	29.81	02/04/2024
	—	150,000	(4)	27.81	03/11/2025

Tran B. Nguyen	93,750	56,250	(5)	6.73	04/01/2023
	20,625	24,375	(3)	29.81	02/04/2024
	—	55,000	(4)	27.81	03/11/2025

A. W. Homan	35,416	58,334	(6)	22.14	05/01/2024
	—	42,500	(4)	27.81	03/11/2025

Gene G. Kinney	115,833	54,167	(7)	6.41	01/29/2023
	20,625	24,375	(3)	29.81	02/04/2024
	—	65,000	(4)	27.81	03/11/2025

Martin Koller	25,937	39,063	(5)	6.73	04/01/2023
	18,333	21,667	(3)	29.81	02/04/2024
	11,458	13,542	(8)	37.02	04/01/2024
	—	50,000	(4)	27.81	03/11/2025

(1)	All option awards were granted under the LTIP, and are subject to accelerated vesting in the event of certain terminations of employment, as further described below under the heading Potential Payments and Benefits upon Termination of Employment.
(2)

This option award was made to Dr. Schenk in connection with the Company’s separation from Elan Corporation, plc and Dr. Schenk’s appointment as our President and Chief Executive Officer. The option award has a four-year vesting schedule from a vesting commencement date of January 29, 2013, with 25%

of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(3)	These option awards have a four-year vesting schedule from a vesting commencement date of February 4, 2014, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter (subject to continued employment).
(4)	These option awards have a four-year vesting schedule from a vesting commencement date of March 11, 2015, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter (subject to continued employment).
(5)	These option awards were made to Mr. Nguyen and Dr. Koller in connection with the commencement of their employment and appointments as our Chief Financial Officer and Chief Medical Officer, respectively. The option awards have a four-year vesting schedule from a vesting commencement date of March 25, 2013, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(6)	This option award was made to Mr. Homan in connection with the commencement of his employment and appointment as our Chief Legal Officer. The option award has a four-year vesting schedule from a vesting commencement date of April 30, 2014, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(7)	This option award was made to Dr. Kinney in connection with the Company’s separation from Elan Corporation, plc and Dr. Kinney’s appointment as our Chief Scientific Officer. The option award has a four-year vesting schedule from a vesting commencement date of January 29, 2013, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(8)	This option award was made to Dr. Koller in connection with the change of his employment status from part-time to full-time. The option award has a four-year vesting schedule from a vesting commencement date of February 4, 2014, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).

The following table shows all stock (share) options that were exercised, and the aggregate value that were realized on those exercises, for each of the named executive officers during our fiscal year 2015.

Options Exercised and Stock Vested(1)

Fiscal Year 2015

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)
Dale B. Schenk	66,666	3,617,964
Tran B. Nguyen	30,000	1,760,100
A. W. Homan	6,250	203,594
Gene G. Kinney	30,000	1,769,700
Martin Koller	60,000	3,226,254

(1)	The Company has granted only options.
(2)	The value realized equals the difference between the market price of the Company’s ordinary shares at exercise and the option exercise price, multiplied by the number of shares acquired by exercise of the option.

Potential Payments and Benefits upon Termination of Employment

The following table shows the potential payments and benefits that the Company would be obligated to make or provide upon termination of employment of each of our named executive officers (not including salary and any bonus actually earned but not paid through the date of termination, accrued but unused vacation time, and amounts or benefits required to paid or provided by law applicable to all employees). For purposes of this table, it is assumed that each named executive officer’s employment terminated at the close of business on December 31, 2015, the last day of our fiscal year 2015. Following this table, under the heading Change in Control and Severance Arrangements, is a narrative description of the arrangements under which these potential payments and benefits could be provided.

		Termination by Company(1)			Termination by Executive(1)
Name	Nature of Payment or Benefit	For Cause	Due to a Business Condition	For Any Other Reason	Due to Voluntary Resignation	For Good Reason	Due to Death or Disability	Termination Following Change in Control(2)
Dale B. Schenk	Cash Severance(3)	—	780,000	780,000	—	780,000	780,000	1,300,000
	Cash Bonus(3)	—	312,000	312,000	—	312,000	312,000	780,000
	Accelerated Options(4)	—	12,474,375	12,474,375	—	12,474,375	15,789,313	15,789,313
	COBRA Coverage(5)	—	32,965	32,965	—	32,965	32,965	32,965
	Career Assistance(6)	—	8,500	8,500	—	8,500	8,500	8,500

	Total	$—	$13,607,840	$13,607,840	$—	$13,607,840	$16,922,778	$17,910,778

Tran B. Nguyen	Cash Severance(3)	—	350,200	—	—	350,200	—	525,300
	Cash Bonus(3)	—	140,080	—	—	140,080	140,080	210,120
	Accelerated Options(4)	—	4,162,674	—	—	4,162,674	6,602,688	6,602,688
	COBRA Coverage(5)	—	26,858	—	—	26,858	—	26,858
	Career Assistance(6)	—	8,500	—	—	8,500	—	8,500

	Total	$—	$4,688,312	$—	$—	$4,688,312	$6,742,768	$7,373,466

A. W. Homan	Cash Severance(3)	—	330,000	—	—	330,000	—	495,000
	Cash Bonus(3)	—	132,000	—	—	132,000	132,000	198,000
	Accelerated Options(4)	—	1,898,548	—	—	1,898,548	4,394,364	4,394,364
	COBRA Coverage(5)	—	26,794	—	—	26,794	—	26,794
	Career Assistance(6)		8,500	—	—	8,500	—	8,500

	Total	$—	$2,395,842	$—	$—	$2,395,842	$4,526,364	$5,122,658

Gene G. Kinney	Cash Severance(3)	—	375,000	—	—	375,000	—	562,500
	Cash Bonus(3)	—	150,000	—	—	150,000	150,000	225,000
	Accelerated Options(4)	—	4,661,886	—	—	4,661,886	6,895,166	6,895,166
	COBRA Coverage(5)	—	32,965	—	—	32,965	—	32,965
	Career Assistance(6)	—	8,500	—	—	8,500	—	8,500

	Total	$—	$5,228,351	$—	$—	$5,228,351	$7,045,166	$7,724,131

Martin Koller	Cash Severance(3)	—	360,500	—	—	360,500	—	540,750
	Cash Bonus(3)	—	144,200	—	—	144,200	144,200	216,300
	Accelerated Options(4)	—	3,377,000	—	—	3,377,000	5,663,554	5,663,554
	COBRA Coverage(5)	—	23,419	—	—	23,419	—	23,419
	Career Assistance(6)	—	8,500	—	—	8,500	—	8,500

	Total	$—	$3,913,619	$—	$—	$3,913,619	$5,807,754	$6,452,523

(1)	Occurring outside of the 24-month period commencing on the consummation of a Change in Control, as defined in the employment agreement (in the case of Dr. Schenk) or the Severance Plan (in the case of the other named executive officers) and the executive officer’s option award agreements. For more information, see the narrative description below under the heading Change in Control and Severance Arrangements.
(2)

Due to (a) death or disability, (b) termination without Cause or resignation for Good Reason under the employment agreement and option agreements (in the case of Dr. Schenk) or the option agreements (in the case of the other named executive officers), or (c) a Triggering Event under the Severance Plan (in the case of the other named executive officers, occurring within the 24-month period commencing on the consummation of a Change in Control, as defined in the employment agreement (in the case of Dr. Schenk)

or the Severance Plan (in the case of the other named executive officers) and the executive officer’s option award agreements. For more information, see the narrative description below under the heading Change in Control and Severance Arrangements.
(3)	Consists of the applicable multiple of annual base salary and targeted annual cash bonus pursuant to the employment agreement (in the case of Dr. Schenk) or the Severance Plan (in the case of the other named executive officers).
(4)	Consists of the in-the-money value of certain unvested nonqualified stock (share) options as of December 31, 2015 at the closing market price per share on that date ($68.11). The value of accelerated options are calculated by multiplying the number of unvested option shares as of December 31, 2015 by the difference between the exercise price per share and the closing market price per share on December 31, 2015. For more information, see the footnotes to the Outstanding Equity Awards at Fiscal Year-End—Fiscal Year 2015 table above.
(5)	Amounts shown are estimates of what the Company would pay in COBRA premiums for continued medical, dental and vision coverage after a qualifying termination of employment. The reported amounts (a) include only the portion of the COBRA premiums for the executive officer and his or her covered dependents that exceeds the amount the executive officer would have paid as an employee, (b) assume that the executive officer and all covered dependents do not cease to be eligible for COBRA during the relevant period, and (c) assume that the executive officer does not become eligible to receive new healthcare coverage during the relevant period.
(6)	Amounts shown are estimates of what the Company would pay to provide career transition assistance to the executive officer. The reported amounts assume that the executive officer (a) commences this assistance within 60 days following the date his or her employment terminates, and (b) uses this benefit for the full 12 months it is available to the executive officer.

Change in Control and Severance Arrangements

Dale B. Schenk

Dr. Schenk, our President and Chief Executive Officer, is party to an Employment Agreement, dated January 22, 2013, with Prothena Biosciences Inc (“PBI”), a wholly-owned subsidiary of the Company and Dr. Schenk’s employer (referred to in this narrative as the “Company”). That Employment Agreement was approved by our Board. The Employment Agreement provides for certain compensation to be paid and benefits to be provided to Dr. Schenk (or his estate) in the event of certain involuntary terminations of his employment. Certain provisions of that Employment Agreement were amended by the Prothena Biosciences Inc Amended and Restated Severance Plan (the “Severance Plan”), which was approved by the Compensation Committee. In addition, stock options awarded to Dr. Schenk (as recommended by the Compensation Committee and approved by the Board) are subject to terms providing for accelerated vesting and extensions of time to exercise in the event of certain involuntary terminations of employment.

The Employment Agreement (as so amended by the Severance Plan) and option award agreements with Dr. Schenk provide for the following compensation and benefits to be provided to Dr. Schenk in the event of certain involuntary terminations of his employment:

Accrued Payments: Upon a termination of Dr. Schenk’s employment for any reason, Dr. Schenk (or his estate) will be entitled to receive (a) any portion of his annual base salary and targeted annual performance-based bonus that is earned but not paid through the date of termination, (b) any unreimbursed business expenses, (c) any accrued but unused vacation and/or floating holidays, and (d) any amount arising from Dr. Schenk’s participation in, or benefits under, any employee benefit plans, programs or arrangements.

Severance Payments and Benefits Not in Connection with a Change in Control: In the event of Dr. Schenk’s termination of employment by the Company without Cause (defined below), by Dr. Schenk for Good Reason (defined below) or because of Dr. Schenk’s death or Disability (as defined in the Employment Agreement), in each case that occurs outside of the 24-month period commencing on the consummation of a Change in Control

(defined below), in addition to the accrued payments described above, the Company will (a) pay in a lump sum cash payment an amount equal to 150% of Dr. Schenk’s annual base salary as of the date of termination; (b) pay 100% of the annual target bonus in a lump sum cash payment; (c) if Dr. Schenk elects to receive continued healthcare coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), directly pay, or reimburse him for, the portion of the COBRA premiums for Dr. Schenk and his covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his termination of employment and ending upon the earliest of (1) the 18-month anniversary of the date of termination, (2) the date that he and/or his covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date that he becomes eligible to receive healthcare coverage from a subsequent employer; and (d) if Dr. Schenk commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months. In addition, if Dr. Schenk’s termination of employment by the Company without Cause or by Dr. Schenk for Good Reason, the Company will accelerate each outstanding equity award held by Dr. Schenk with respect to that number of shares that would have vested had he continued employment for the 18-month period immediately following the date of termination, and extend the post-termination exercise period to 18 months from the date of termination (unless it expires earlier under its term). In the event of the termination of Dr. Schenk’s employment due to his death or Total and Permanent Disability (as defined in the option award agreements), the Company will accelerate each outstanding option award held by him with respect to 100% of the then unvested shares subject to each such option award, and extend the post-termination exercise period to 12 months from the date of termination (unless it expires earlier under its term).

Severance Payments and Benefits in Connection with a Change in Control: In the event of Dr. Schenk’s termination of employment by the Company without Cause, by Dr. Schenk for Good Reason or because of Dr. Schenk’s death or Disability, in each case that occurs within the 24-month period commencing on the consummation of a Change in Control, in addition to the general severance payments described above, the Company will (a) pay in a lump sum cash payment an amount equal to 250% of Dr. Schenk’s annual base salary as of the date of termination; (b) pay 250% of the annual target bonus in a lump sum cash payment; (c) accelerate each outstanding equity award held by Dr. Schenk with respect to 100% of the then unvested shares subject to each such equity award and extend the post-termination exercise period to 18 months from the date of termination (unless it expires earlier under its term); (d) if Dr. Schenk elects to receive continued healthcare coverage pursuant to COBRA, directly pay, or reimburse him for, the portion of the COBRA premiums for Dr. Schenk and his covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his termination of employment and ending upon the earliest of (1) the 18-month anniversary of the date of termination, (2) the date that he and/or his covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date he becomes eligible to receive healthcare coverage from a subsequent employer; and (e) if Dr. Schenk commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months.

Dr. Schenk’s employment agreement also includes a Section 280G “best pay” provision, which provides that in the event that any payments or benefits received by Dr. Schenk in connection with a Change in Control would be subject to the excise tax under Section 4999 of the Code, Dr. Schenk will receive either a reduced portion of such payments and benefits such that no excise tax would apply or the full amount of the payments and benefits, whichever results in a greater after-tax benefit to Dr. Schenk.

“Change in Control” is defined in the Employment Agreement as (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s issued shares or securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (c) individuals who as of the date the Board first consists of at least seven members constitute the Board (the “Original Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director of the Company subsequent to the date the Board first consists of at least seven members shall be considered an Original Director if the individual’s election or nomination for election to the Board was approved by a vote of at least a majority of the Original Directors; but, provided further that any such individual whose initial assumption of office is in connection with an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation will not be considered an Original Director; (d) a transaction as a result of which any person or company obtains the ownership directly or indirectly of the shares in the Company carrying more than 50% of the total voting power represented by the Company’s issued share capital in pursuance of a compromise or arrangement sanctioned by the court under Section 450 of the Irish Companies Act 2014, or becomes bound or entitled to acquire ordinary shares in the Company under Section 457 of the Irish Companies Act 2014; (e) any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities (e.g., issued shares); or (f) certain similar transactions taking place with respect to PBI, as set forth more fully in the Employment Agreement. The definition of “Change in Control” for purposes of the option award agreements is substantially similar to the definition in the Employment Agreement, except that similar transactions with respect to PBI are not included.

“Cause” is defined in the Employment Agreement as (a) the willful and continued failure by Dr. Schenk to substantially perform his duties with the Company (other than as a result of physical or mental disability) after a written demand for substantial performance is delivered to Dr. Schenk by the Board, which demand specifically identifies the manner in which the Board believes that Dr. Schenk has not substantially performed his duties and that has not been cured within 30 days following receipt by him of the written demand; (b) commission by Dr. Schenk of a felony (other than a traffic-related offense) that in the written determination of the Board is likely to cause or has caused material injury to our business; (c) documented intentional misrepresentation or omission of material fact with respect to a significant matter relating to our business; or (d) material breach of any agreement by and between Dr. Schenk and the Company, which material breach has not been cured within 30 days following receipt by Dr. Schenk of written notice from the Board identifying such material breach. “Cause” is defined in the option award agreements as (i) the willful breach, habitual neglect or poor performance of job duties and responsibilities; (ii) conviction (or entry of a guilty plea or plea of nolo contendere) of any crime, excluding minor traffic offenses; (iii) commission of an act of dishonesty or breach of fiduciary duty; (iv) commission of a material violation of any of the Company’s personnel policies; or (v) any act or omission which is contrary to the business interest, reputation or goodwill of the Company.

“Good Reason” is defined in the Employment Agreement as (a) a material diminution in Dr. Schenk’s base compensation; (b) a material diminution in his authority, duties or responsibilities; (c) a change in the geographic location at which he must perform his services that increases his one-way commute by more than 30 miles; or (d) a material breach of the Employment Agreement by the Company. Notwithstanding the foregoing, Dr. Schenk will not have “Good Reason” unless the condition giving rise to his resignation continues more than 30 days following his written notice of the condition provided to the Company within 90 days of the first occurrence of such condition and his resignation is effective within 180 days following the first occurrence of such condition. The definition of “Good Reason” in the option award agreements is substantially similar to the definition in the Employment Agreement.

Other Named Executive Officers

The other named executive officers (i.e., the named executive officers other than Dr. Schenk) are eligible to participate in the Severance Plan. The Severance Plan provides for certain compensation to be paid and benefits to be provided to them (or their estates) in the event of certain involuntary terminations of their employment. In addition, stock options awarded to those named executive officers under our LTIP are subject to terms providing for accelerated vesting and extensions of time to exercise in the event of certain involuntary terminations of employment.

The Severance Plan and option award agreements provide for the following compensation and benefits to be provided to the other named executive officers in the event of certain involuntary terminations of employment:

Severance Payments and Benefits Not in Connection with a Change in Control: Under the Severance Plan, in the event of a named executive officer’s termination of employment by the Company on account of a Triggering Event (defined below) that occurs outside of the 24-month period commencing on the consummation of a Change in Control (defined below), the Company will (a) pay in a lump sum cash payment an amount equal to 100% of the named executive officer’s annual base salary as of the date of termination; (b) pay 100% of the annual target bonus in a lump sum cash payment; (c) if the named executive officer elects to receive continued healthcare coverage pursuant to COBRA, directly pay, or reimburse him or her for, the portion of the COBRA premiums for the named executive officer and his or her covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his termination of employment and ending upon the earliest of (1) the 12-month anniversary of the date of termination, (2) the date that he or she and/or his or her covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date he or she becomes eligible for new healthcare coverage (other than through his or her spouse); and (d) if the named executive officer commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months.

Under the option award agreements, in the event of the named executive officer’s termination of employment by the Company without Cause (defined below) or by the executive officer for Good Reason (defined below), in each case that occurs outside of the 24-month period commencing on the consummation of a Change in Control (defined below), the Company will accelerate each outstanding option award held by the named executive officer with respect to that number of shares that would have vested had he or she continued employment for the 12-month period immediately following the date of termination, and extend the post-termination exercise period to 12 months from the date of termination (unless it expires earlier under its term). In the event of a named executive officer’s termination of employment because of the executive officer’s death or Total and Permanent Disability (as defined in the agreements), the Company will accelerate each outstanding option award held by the named executive officer with respect to 100% of the then unvested shares subject to each such option award, and extend the post-termination exercise period to 12 months from the date of termination (unless it expires earlier under its term).

Severance Payments and Benefits in Connection with a Change in Control: In the event of a named executive officer’s termination of employment by the Company in connection with a Triggering Event that occurs within the 24-month period commencing on the consummation of a Change in Control, the Company will (a) pay in a lump sum cash payment an amount equal to 150% of the named executive officer’s annual base salary as of the date of termination; (b) pay 150% of the annual target bonus in a lump sum cash payment; (c) if the named executive officer elects to receive continued healthcare coverage pursuant to COBRA, directly pay, or reimburse him or her for, the portion of the COBRA premiums for the named executive officer and his or her covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his or her termination of employment and ending upon the earliest of (1) the 18-month anniversary of the date of termination, (2) the date that he or she and/or his or her covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date he or she becomes eligible for new healthcare coverage (other than through his or her spouse); and (d) if the named executive officer commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months.

The Severance Plan also includes a Section 280G “best pay” provision, which provides that in the event that any payments or benefits received by the named executive officer in connection with a Change in Control would be subject to the excise tax under Section 4999 of the Code, the named executive officer will receive either a reduced portion of such payments and benefits such that no excise tax would apply or the full amount of the payments and benefits, whichever results in a greater after-tax benefit to the named executive officer.

Under the option award agreements, in the event of a named executive officer’s termination of employment by the Company without Cause or by the executive officer for Good Reason, in each case that occurs within the 24-month period commencing on the consummation of a Change in Control, the Company will accelerate each outstanding option award held by the named executive officer with respect to 100% of the then unvested shares subject to each such option award, and extend the post-termination exercise period to 12 months from the date of termination (unless it expires earlier under its term).

The definitions of “Change in Control” in the Severance Plan and for purposes of the option award agreements are substantially similar to the definition in Dr. Schenk’s Employment Agreement described above, except that similar transactions with respect to PBI are not included.

“Cause” is defined in the option award agreements as (a) the willful breach, habitual neglect or poor performance of job duties and responsibilities; (b) conviction (or entry of a guilty plea or plea of nolo contendere) of any crime, excluding minor traffic offenses; (c) commission of an act of dishonesty or breach of fiduciary duty; (d) commission of a material violation of any of the Company’s personnel policies; or (e) any act or omission which is contrary to the business interest, reputation or goodwill of the Company.

The definition of “Good Reason” in the option award agreements is substantially similar to the definition in Dr. Schenk’s Employment Agreement described above.

“Triggering Event” is defined in the Severance Plan as (a) an Involuntary Termination, (b) Relocation, or (c) Significant Reduction in Scope or Base Compensation, which are defined as follows: “Involuntary Termination” is defined as a termination by the Company of the named executive officer due to a business condition; “Relocation” is defined as a material change in the geographic location at which the named executive officer is required to perform services, which is defined as including a relocation that increases his one-way commute by at least 30 miles or relocation that requires him to move his home to a new location more than 30 miles from his current home; and “Significant Reduction in Scope or Base Compensation” is defined as material diminution in the named executive officer’s authority, duties or responsibilities or a material diminution in his or her base compensation.

Compensation Risk Assessment

Consistent with the SEC’s disclosure requirements, we have assessed our compensation programs for all employees. We have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Management has evaluated our executive and employee compensation and benefits programs to determine if these programs’ provisions and operations create undesired or unintentional risk of a material nature. The risk assessment process includes a review of program policies and practices; analysis to identify risks and risk controls related to our compensation programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, the effectiveness of our risk controls and the impacts of our compensation programs and their risks to our strategy. Although we periodically review all compensation programs, we focus on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. In relation to this, we believe that our incentive compensation arrangements provide incentives that do not encourage risk taking beyond our ability to effectively identify and manage significant risks and are compatible with effective internal controls and our risk management practices. The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in our business or risk profile.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2015, regarding securities of the Company that may be issued under our equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity Compensation Plans Approved by Shareholders(1)	3,142,364	$21.36	1,777,295
Equity Compensations Plans Not Approved by Shareholders	n/a	n/a	n/a

Total	3,142,364	$21.36	1,777,295

(1)	Represents nonqualified stock (share) options outstanding (column (a)) and ordinary shares available for future issuance (column (c)) under our LTIP.
(2)	Represents ordinary shares available for issuance under our LTIP that may be granted in the form of nonqualified stock (share) options, stock appreciation rights, restricted shares, restricted share units, performance awards and other share-based awards. This number of shares is reduced by 1.5 shares for each share that may be issued under an award other than an option or stock appreciation right.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Described below are transactions since the beginning of our fiscal year 2015, or currently proposed transactions, in which the Company is a participant and (a) the amounts involved exceeded or will exceed $120,000, and (b) any of our executive officers or directors (or nominees for director) or any beneficial owner of more than 5% of our ordinary shares, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Director and Executive Officer Indemnification Arrangements

Our Articles of Association, currently and as proposed to be amended under Proposal No. 6(B), contain provisions requiring that we indemnify our directors, officers and executives against all costs, charges, losses, expenses and liabilities incurred by them the execution of their duties or in relation thereto, and to advance expenses (including attorneys’ fees) incurred in defending any action, suit or proceeding for which indemnification would be allowed, all to the extent permissible under Irish law. In addition, the Company has entered into a deed of indemnification agreement with each of our directors and executive officers that provides for indemnification of that director and/or executive officer against certain claims that arise by reason of their status or service as a director or executive officer. The Company purchases directors and officers liability insurance to cover its indemnification obligations to our directors and executive officers as well as to cover directly certain claims made against our directors and executive officers.

Policies and Procedures on Transactions with Related Persons

The Company has adopted written policies and procedures for the review and approval or ratification of any transaction constituting a transaction with a related person as defined under Item 404(a) of Regulation S-K under the Securities Act (a “Related Party Transaction”). Subject to certain exceptions, Item 404(a) defines a Related Party Transaction as a transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which the Company was, is or will be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest. A related person is (a) any director (or nominee for director) or executive officer of the Company, (b) any beneficial owner of more than 5% of the Company’s ordinary shares, or (c) certain “immediate family members” of such director (or nominee for director), executive officer or beneficial owner.

Under our written policies and procedures for Related Party Transactions, which were approved by our Board, all proposed Related Party Transactions (which includes a proposed material modifications to previously approved Related Party Transactions) must be reviewed and approved or ratified by the Audit Committee of our Board, although (a) the Chairman of the Audit Committee may approve a Related Party Transaction if it is not practical for the Committee to do so, subject to subsequent ratification by the Audit Committee, (b) if the Related Party Transaction relates to compensation of a director or executive officer, it must be reviewed and approved or ratified by the Compensation Committee of our Board, and (c) the Board may approve or ratify a Related Party Transaction by an affirmative vote of a majority of directors who do not have an director indirect material interest in the Related Party Transaction. Prior to approval or ratification of a proposed Related Party Transaction, the Audit Committee considers all relevant facts and circumstances including, but not limited to, the financial and others terms and whether such terms, taken as a whole, are no less favorable to the Company than could be obtained in an arms-length transaction with an unrelated third party.

ANNUAL REPORT

Our Annual Report on Form 10-K for fiscal year 2015 is being mailed with this Proxy Statement to those shareholders that receive this Proxy Statement in the mail. Shareholders that receive the Notice of Internet Availability of Proxy Materials can access our Annual Report on Form 10-K for 2015 at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Our Annual Report on Form 10-K for our fiscal year 2015 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Company Secretary, Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

By Order of the Board of Directors

Yvonne M. Tchrakian

Company Secretary

April 4, 2016

APPENDIX A

AMENDMENT TO

THE PROTHENA CORPORATION PLC AMENDED AND RESTATED 2012 LONG TERM INCENTIVE PLAN

The first sentence of Section 3(a) of the Prothena Corporation plc Amended and Restated 2012 Long Term Incentive Plan is proposed to be amended as indicated below:

3. Shares Subject to the Plan.

(a) Subject to adjustment as provided in Section 3(c), the total number of Shares reserved for issuance in connection with Awards under the Plan is 7,400,000~~5,550,000~~; provided, however, that such aggregate number of Shares available for issuance under the Plan shall be reduced by 1.5 Shares for each Share delivered in settlement of any Full Value Award.

A-1

Appendix B - Part I

Companies Act~~s 1963 to 2012~~2014

A PUBLIC COMPANY LIMITED BY SHARES

~~MEMORANDUM~~

~~AND~~

~~ARTICLES OF ASSOCIATION~~

CONSTITUTION

of

PROTHENA CORPORATION PUBLIC LIMITED COMPANY

(Amended ~~and restated~~ by special resolution dated ~~30 November 2012~~19 May 2016)

Incorporated the 26th day of September 2012

~~A & L Goodbody~~

Companies Act~~s, 1963 to 2012~~2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

of

PROTHENA CORPORATION PUBLIC LIMITED COMPANY

1.	The name of the Company is Prothena Corporation Public Limited Company.

2.	The Company is to be a public limited company.

3.	The objects for which the Company is established are:

3.1	To carry on all or any of the business of manufacturers, exporters and importers, buyers, sellers, marketers and distributing agents of and dealers in all kinds of patent, pharmaceutical, medicinal and medicated products, articles and substances.

3.2	To carry on any other business, except the issuing of policies of insurance, which may seem to the Company capable of being conveniently carried on in connection with the above, or calculated directly or indirectly to enhance the value of or render profitable any of the Company’s property or rights.

3.3	To invest any monies of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.

3.4	To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company or carrying on any business capable of being carried on so as, directly or indirectly, to benefit this Company.

3.5	To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.

3.6	To acquire and undertake the whole or any part of the business, property, goodwill and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which the Company is authorised to carry on, or which can be conveniently carried on in connection with the same, or may seem calculated directly or indirectly to benefit the Company.

3.7	To employ the funds of the Company in the development and expansion of the business of the Company and all or any of its subsidiary or associated companies and in any other company whether now existing or hereafter to be formed and engaged in any like business of the Company or any of its subsidiary or associated companies or of any other industry ancillary thereto or which can conveniently be carried on in connection therewith.

3.8	To lend money to such persons or companies either with or without security and upon such terms as may seem expedient.

3.9	To borrow or otherwise raise money or carry out any other means of financing, whether or not by the issue of stock or other securities, and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing.

3.10	To secure the payment of money or other performance of financial obligations in such manner as the Company shall think fit, whether or not by the issue of debentures or debenture stock, perpetual or otherwise, charged upon all or any of the Company’s property, present or future, including its uncalled capital.

3.11	To adopt such means of making known the Company and its products and services as may seem expedient.

3.12	To sell, improve, manage, develop, exchange, lease, mortgage, enfranchise, dispose of, turn to account or otherwise deal with all or any part of the property, undertaking, rights or assets of the Company and for such consideration as the Company might think fit. Generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.

3.13	To acquire and carry on any business carried on by a subsidiary or a holding Company of the Company or another subsidiary of a holding company of the Company.

3.14	To provide services of any kind including the carrying on of advisory, consultancy, brokerage and agency business of any kind.

3.15	To guarantee, grant indemnities in respect of, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company, or by both such methods, the performance of the contracts or obligations of and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of any person, firm or company, including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by section ~~155~~8 of the Companies Act~~, 1963~~2014, or another subsidiary as defined by ~~the said~~ section 7 of the Companies Act 2014 of the Company’s holding company or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.

3.16	To amalgamate with any other company.

3.17	To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, trade marks, technology and know-how and the like conferring any exclusive or non-exclusive or limited right to use or any secret or other information as to any invention or technology which may seem capable of being used, for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property rights or information so acquired.

3.18	To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture or otherwise with any person or company or engage in any business or transaction capable of being conducted so as directly or indirectly to benefit the Company.

3.19	To grant pensions or gratuities (to include death benefits) to any officers or employees or ex-officers or ex-employees of the Company, or its predecessors in business or the relations, families or dependants of any such persons, and to establish or support any non-contributory or contributory pension or superannuation funds, any associations, institutions, clubs, buildings and housing schemes, funds and trusts which may be considered calculated to benefit any such persons or otherwise advance the interests of the Company or of its members.

3.20	To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

3.21	To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares in the Company’s capital or any debentures, debenture stock or other securities of the Company, or in or about the formation or promotion of the Company or the conduct of its business.

3.22	To draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange, bills of lading, warrants, debentures, letters of credit and other negotiable or transferable instruments.

3.23	To undertake and execute any trusts the undertaking whereof may seem desirable, whether gratuitously or otherwise.

3.24	To procure the Company to be registered or recognised in any country or place.

3.25	To promote freedom of contract and to counteract and discourage interference therewith, to join any trade or business federation, union or association, with a view to promoting the Company’s business and safeguarding the same.

3.26	To do all or any of the above things in any part of the world as principal, agent, contractor, trustee or otherwise, and by or through trustees, agents or otherwise and either alone or in conjunction with others.

3.27	To distribute any of the property of the Company in specie among the members.

3.28	To do all such other things as the Company may think incidental or conducive to the attainment of the above objects or any of them.

NOTE A: The objects specified in each paragraph of this clause shall, except where otherwise expressed in such paragraph, be in no wise limited or restricted by reference to, or inference from, the terms of any other paragraph.

NOTE B: It is hereby declared that the word “company” in this clause (except where it refers to this Company) will be deemed to include any partnership or other body of persons, whether or not incorporated and whether formed in Ireland or elsewhere.

4.	The liability of the members is limited.

5.	The authorised share capital of the Company is US$1,000,000 and €220,000 comprised of 100,000,000 Ordinary Shares of $0.01 each and 10,000 Euro Deferred Shares of €22 each.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Names, Addresses and Descriptions of Subscribers	Number of shares taken by each Subscriber
p.p Goodbody Subscriber One Limited	1
IFSC
North Wall Quay
Dublin 1

Limited Liability Company

Signed: David Widger

p.p Goodbody Subscriber Two Limited	1
IFSC
North Wall Quay
Dublin 1

Limited Liability Company

Signed: Mark Ward

Total Number of Shares Taken: 2

Dated 20 September 2012

Witness to the above signatures:

Charlene Connolly
Trainee Solicitor
A&L Goodbody
IFSC,
North Wall Quay,
Dublin 1

Appendix B – Part II

Companies Act~~s 1963 to 2012~~2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

PROTHENA CORPORATION PUBLIC LIMITED COMPANY

PRELIMINARY

1.	~~The regulations contained in Table A in the First Schedule to the 1963 Act shall not apply to the Company.~~The provisions set out in these Articles of Association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by section 1007(2) of the Act (with the exception of sections 83(1), 84 and 1020 of the Act) shall apply to the Company.

2.

2.1	In these Articles:

“1990 Regulations”	means the Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No. 68 of 1996) as may be amended from time to time.

“~~1963~~ Act”	means the Companies Act ~~1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006 and all statutory instruments which are to be read as one with, or construed, or read together as one with the Companies Acts~~2014 and every statutory modification and re-enactment thereof for the time being.

~~“1983 Act”~~	~~means the Companies (Amendment) Act 1983.~~

~~“1990 Act”~~	~~means the Companies Act 1990.~~

“Address”	includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Articles” or “Articles of Association”	means these articles of association of the Company, as amended from time to time by Special Resolution.

“Assistant Secretary”	means any person(s) appointed by the Secretary from time to time to assist the Secretary.

“Auditors”	means the persons for the time being performing the duties of the statutory auditors of the Company.

“Board”	means the board of directors for the time being of the Company.

“clear days”	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

~~“Companies Acts”~~	~~means the Companies Acts 1963-2012.~~

“Company”	means the above-named company.

“Court”	means the Irish High Court.

“Directors”	means the directors for the time being of the Company.

“dividend”	includes interim dividends and bonus dividends.

~~“Elan”~~	~~means Elan Corporation plc, a public limited company incorporated under the laws of Ireland (registered no. 30356);~~

“electronic communication”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“Euro Deferred Shares”	means euro deferred shares of nominal value €22 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these Articles~~;~~.

“Exchange”	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.

“Exchange Act”	shall have the meaning given to such term in Article ~~145~~142.

“Members”	mean persons who have agreed to become a Member of the Company and whose name is entered in the Register of Members as a registered holder of Shares and each and any of them individually a Member.

“Memorandum”	means the memorandum of association of the Company as amended from time to time by Special Resolution.

“month”	means a calendar month.

“officer”	means any executive of the Company that has been designated by the Company as an~~the title~~ “officer” and for the avoidance of doubt does not have the meaning given to such term under the ~~1963~~ Act.

“Ordinary Resolution”	means an ordinary resolution of the Company’s Members within the meaning of section ~~141~~191 of the ~~1963~~ Act.

Ordinary Shares”	means the ordinary shares of nominal value $0.01 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these Articles~~;~~.

“paid-up”	means paid-up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.

“Redeemable Shares”	means redeemable shares in accordance with ~~section 206~~Part 3 of the ~~1990~~ Act.

“Register of Members” or “Register”	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the ~~Companies~~ Act~~s~~ and includes (except where otherwise stated) any duplicate Register of Members.

“registered office”	means the registered office for the time being of the Company.

“Seal”	means the seal of the Company, if any, and includes every duplicate seal.

“Secretary”	means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.

“Share” and “Shares”	means a share or shares in the capital of the Company.

“Shareholder Rights Plan”	means a shareholder rights plan providing for the right of Members to purchase securities of the Company in the event of any proposed acquisition of a majority of the Shares where such acquisition is not approved or recommended by the Board.

“Special Resolution”	means a special resolution of the Company’s Members within the meaning of section ~~141~~191 of the ~~1963~~ Act.

~~“Transaction”~~	~~means the separation and distribution of the drug discovery platform business from Elan to the Company in consideration for the Company issuing directly to the holders of Elan ordinary shares and Elan American Depository Shares, on a pro rata basis, Prothena ordinary shares representing 99.99% of the issued shares of the Company and the holding by Elan Science One Limited, a wholly owned subsidiary of Elan, of 18% of the issued ordinary shares of the Company.~~

2.2	In the Articles:

(a)	words importing the singular number include the plural number and vice-versa;

(b)	words importing the feminine gender include the masculine gender and vice versa;

(c)	words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including electronic communication;

(e)	references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

(g)	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	reference to “officer” or “officers” in these Articles means any executive that has been designated by the Company as an “officer” and, for the avoidance of doubt, shall not have the meaning given to such term in the ~~1963~~ Act and any such officers shall not constitute officers of the Company within the meaning of section 2(1) of the ~~1963~~ Act~~.~~;

(i)	headings are inserted for reference only and shall be ignored in construing these Articles; and

(j)	references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

SHARE CAPITAL; ISSUE OF SHARES

3.	Without prejudice to the power of the Board to issue and allot shares pursuant to the following ~~a~~Articles, the authorised share capital of the Company at the date of adoption of these ~~a~~Articles is US$1,000,000 and €220,000 comprised of 100,000,000 Ordinary Shares of $0.01 each and 10,000 Euro Deferred Shares of €22 each.

4.	Subject to the ~~Companies~~ Act~~s~~ and the rights conferred on the holders of any other class of Shares, any Share in the Company may be issued with or have attached to it such preferential, deferred, qualified or special rights, privileges or conditions as the Company may by Ordinary Resolution decide or, insofar as the Ordinary Resolution does not make specific provision, as the Board may from time to time determine.

5.	Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of these Articles and the ~~Companies~~ Act~~s~~) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with section ~~26(5)~~71(4) and ~~28~~1026(1) of the ~~1983~~ Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon.

6.

Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for any number of Shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

~~7.~~	~~Subject to the provisions of Part XI of the 1990 Act and the other provisions of this Article 7, the Company may:~~

~~7.1~~	~~pursuant to section 207 of the 1990 Act, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;~~

~~7.2~~	~~redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;~~

~~7.3~~	~~subject to or in accordance with the provisions of the Companies Acts and without prejudice to any relevant special rights attached to any class of shares, pursuant to section 211 of the 1990 Act, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any shares so purchased or hold them as treasury (as defined by section 209 of the 1990 Act) and may reissue any such shares as shares of any class or classes or cancel them; or~~

~~7.4~~	~~pursuant to section 210 of the 1990 Act, convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 210(4) of the 1990 Act.~~

~~8~~.7.

~~8.1~~	7.1 The Directors are, for the purposes of section ~~20~~1021 of the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section ~~20~~1021) up to the amount of the Company’s authorised share capital and to allot and issue any Shares purchased by the Company pursuant to the provisions of Chapter 6 of Part ~~XI~~3 or Chapter 5 of Part 17 of the ~~1990~~ Act and held as treasury shares and this authority shall expire ~~five years from the date of adoption of these Articles~~on September 26, 2017.

~~8.2~~	7.2 The Directors are hereby empowered pursuant to sections ~~23 and 24(1)~~1021 to 1023 of the ~~1983~~ Act to allot equity securities within the meaning of the said section ~~23~~1023 for cash pursuant to the authority conferred by Article ~~8~~7.1 as if section ~~23(1)~~1022 of the ~~said 1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article ~~8~~7.1 had not expired.

~~8.3~~	7.3 The Company may issue share warrants to bearer pursuant to section ~~88~~1019 of the ~~1963~~ Act.

~~9.~~8.	The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and, subject to the provisions of the ~~Companies~~ Act~~s~~ and to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

~~10.~~9.	The holders of the Ordinary Shares shall be:

~~10.1~~	9.1 entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

~~10.2~~	9.2 entitled to participate pro rata in the total assets of the Company in the event of the Company’s winding up; and

~~10.3~~	9.3 entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and/or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each ordinary share registered in her name in the Register of Members, both in accordance with the relevant provisions of these Articles.

~~11.~~	10. An Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from the relevant third party. In these circumstances, the acquisition of such shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of the 1990 Act~~the Act. No resolution of the Members, whether a Special Resolution or otherwise, shall be required to be passed to deem an Ordinary Share a Redeemable Share.

~~12.~~	11. All Ordinary Shares shall rank pari passu with each other in all respects.

EURO DEFERRED SHARES

~~13.~~	12. The rights and restrictions attaching to the Euro Deferred Shares shall rank pari passu with the Ordinary Shares. The holders of the Ordinary Shares and Euro Deferred Share shall be treated as a single class in all respects, including but not limited to, voting on all resolutions of the Company whether proposed in a general meeting or by a written shareholders’ resolution~~, save that the Euro Deferred Shares shall be mandatorily redeemed immediately after completion of the Transaction~~.

~~14.~~	~~The redemption consideration payable by the Company to the holder of each Euro Deferred Share on the redemption of such share shall be the consideration paid by the holder of the Euro Deferred Share on issue of the Euro Deferred Share. On the redemption date, the Company shall pay to such holder the amount due to him in respect of such redemption and each of the holders of the Euro Deferred Shares shall be bound to deliver to the Company, at its registered address, the share certificates for such Euro Deferred Shares held by him.~~

ISSUE OF WARRANTS

~~15.~~	13. The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

~~16.~~

14. Every Member shall be entitled without payment to receive one certificate for all the Shares of each class held by him or several certificates each for one or more of his Shares upon payment for every certificate after the first of such reasonable out of pocket expenses as the Directors may determine provided that the Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. The Company shall not be bound to register more than four persons as joint holders of any Share (except in the case of executors or trustees of a deceased Member). Every certificate shall be sealed with the Seal or under the official seal kept by the Company by virtue of section ~~3~~1017 of the ~~Companies (Amendment)~~ Act~~, 1977~~ and shall specify the number, class and distinguishing number (if any) of the Shares to which it relates and the amount or respective amounts paid up thereon. The Board may determine, either generally or in a particular case, that any signature on certificates for shares (or certificates or agreements or other documents evidencing the issue by the Company of awards under any share option, share incentive or other form of employee benefit plans adopted by the Company from time to time) need not be autographic but may be affixed to such certificates, agreements or other documents by some mechanical means or may be facsimiles printed on such certificates, agreements or other documents.

~~17.~~	15. Where only some of the Shares comprised in a share certificate are transferred, the old certificate shall be cancelled and the new certificate for the balance of such Shares shall be issued in lieu without charge.

~~18.~~	16. Any two or more certificates representing Shares of any one class held by any Member at his request may be cancelled and a single new certificate for such Shares issued in lieu, without charge unless the Directors otherwise determine. If any Member shall surrender for cancellation a share certificate representing shares held by him and request the Company to issue in lieu two or more Share certificates representing such Shares in such proportions as he may specify, the Directors may comply, if they think fit, with such request, subject to the payment by him of such charge as may be determined by the Directors.

~~19.~~	17. If a share certificate is defaced, worn out, lost, stolen or destroyed, it may be replaced on such terms (if any) as to evidence an indemnity and payment of any exceptional expenses incurred by the Company as the Directors may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

REGISTER OF MEMBERS

~~20.~~	18. The Company shall maintain or cause to be maintained a Register of its Members in accordance with the ~~Companies~~ Act~~s~~.

~~21.~~	19. If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the ~~Companies~~ Act~~s~~.

~~22.~~	20. The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the ~~Companies~~ Act~~s~~.

~~23.~~	21. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

~~24.~~	22. Subject to such of the restrictions of these Articles and to such of the conditions of issue or transfer as may be applicable, the Shares of any Member may be transferred by instrument in writing (including writing in electronic form) in such form as the Board may approve from time to time.

~~24.1~~	22.1 The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise). The instrument of transfer need not be signed by the transferee, except to the extent required by the Act.

~~24.2~~	22.2 In the case of transfers to Cede & Co (or any other affiliate of Depositary Trust Company) the instrument of transfer shall not be effective until executed by:

~~24.2.1~~	22.2.1 the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company; and

~~24.2.2~~	22.2.2 by the transferor or alternatively by or on behalf of the transferor by the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.

~~24.3~~	22.3 Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, the date of the agreement to transfer Shares, shall, once executed in accordance with this ~~clause~~Article, be deemed to be a proper instrument of transfer for the purposes of section ~~81~~94 of the ~~1963~~ Act.

~~24.4~~	22.4 In the case of transfers other than those to Cede & Co (or any other affiliate of Depositary Trust Company), the instrument of transfer of any Share shall be executed by the transferor or alternatively for and on behalf of the transferor by the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, the date of the agreement to transfer Shares, shall, once executed in accordance with this clause, be deemed to be a proper instrument of transfer for the purposes of section ~~81~~94 of the ~~1963~~ Act.

~~24.5~~	22.5 The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

~~24.6~~	22.6 The Company, at its absolute discretion and insofar as the ~~Companies~~ Act~~s~~ or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on behalf of its subsidiary, be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by its subsidiary for the amount of stamp duty paid.

~~24.7~~	22.7 Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article ~~16~~14 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to her without charge. The Company shall also retain the instrument(s) of transfer.

~~24.8~~	22.8 Notwithstanding the provisions of these Articles and subject to any regulations made under section ~~239~~1086 of the Act or the 1990 ~~Act~~Regulations, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section ~~239~~1086 of the ~~1990~~ Act or any regulations made thereunder or the 1990 Regulations. The Directors shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

~~25.~~	23. The Board~~,~~ may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion~~,~~ and without assigning any reason, refuse to register a transfer of any Share unless:

~~25.1~~	23.1 the instrument of transfer is lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

~~25.2~~	23.2 the instrument of transfer is in respect of only one class of Shares;

~~25.3~~	23.3 the instrument of transfer is properly stamped (in circumstances where stamping is required);

~~25.4~~	23.4 in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

~~25.5~~	23.5 it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

~~25.6~~	23.6 it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

~~26.~~	24. If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

~~27.~~	25. The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by a competent court or official on the grounds that she is or may be suffering from mental disorder or is otherwise incapable of managing her affairs or under other legal disability.

REDEMPTION AND REPURCHASE OF SHARES

~~28.~~	26. Subject to the provisions of Chapter 6 of Part 3 and Part 17 of the ~~Companies~~ Act and ~~these Articles~~the other provisions of this Article 26, the Company may~~, pursuant to Section 207 of the 1990 Act,~~ :

26.1	issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member of the Company on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Board~~.~~;

~~28.1~~	26.2 redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;

26.3	convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 1071(1)(b) of the Act. No resolution of the Members, whether a Special Resolution or otherwise, shall be required to be passed to deem an Ordinary Share a Redeemable Share;

~~29.~~	26.4 ~~Subject to the Companies Act, the Company may,~~ without prejudice to any relevant special rights attached to any class of Shares pursuant to ~~section 211~~Chapter 6 of Part 3 and Chapter 5 of Part 17 of the ~~1990~~ Act, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so purchased or hold them as treasury shares (as defined in ~~section 209 of~~ the ~~1990~~ Act) and may reissue any such Shares as Shares of any class or classes~~.~~; or

~~30.~~	26.5 ~~The Company may~~make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the ~~Companies~~ Act~~s~~.

~~31.~~	27. The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

~~32.~~	28. If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three- quarters of all the votes of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

~~33.~~	29. The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-half of the issued Shares of the class.

~~34.~~	30. The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for full value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them.

LIEN ON SHARES

~~35.~~	31. The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Directors, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share shall extend to all monies payable in respect of it.

~~36.~~	32. The Company may sell in such manner as the Directors determine any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death or bankruptcy of the holder.

~~37.~~	33. To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the Share sold to, or in accordance with the directions of, the transferee. The transferee shall be entered in the Register as the holder of the Share comprised in any such transfer and she shall not be bound to see to the application of the purchase monies nor shall her title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

~~38.~~	34. The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

~~39.~~	35. Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

~~39.1~~	35.1 the death of such Member;

~~39.2~~	35.2 the non-payment of any income tax or other tax by such Member;

~~39.3~~	35.3 the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of her estate; or

~~39.4~~	35.4 any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares under the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

~~39.5~~	35.5 the Company shall be fully indemnified by such Member or her executor or administrator from all liability;

~~39.6~~	35.6 the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

~~39.7~~	35.7 the Company may recover as a debt due from such Member or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

~~39.8~~	35.8 the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Member or her executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

Subject to the rights conferred upon the holders of any class of Shares, nothing in this Article ~~39~~35 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

~~40.~~	36. Subject to the terms of allotment, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen clear days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on her Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part.

~~41.~~	37. A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

~~42.~~	38. A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

~~43.~~	39. The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

~~44.~~	40. If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the ~~Companies~~ Act~~s~~) but the Directors may waive payment of the interest wholly or in part.

~~45.~~	41. An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value by way of premium, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

~~46.~~	42. Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

~~47.~~	43. The Directors may, if they think fit, receive from any Member willing to advance the same, all or any part of the monies uncalled and unpaid upon any Shares held by her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

~~48.~~	44. If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

~~49.~~	45. The notice shall state a further day (not earlier than the expiration of fourteen clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

~~50.~~	46. If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Directors may accept a surrender of any Share liable to be forfeited hereunder.

~~51.~~	47. On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

~~52.~~

48. A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

~~53.~~	49. A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

~~54.~~	50. A statutory declaration or affidavit that the declarant is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

~~55.~~	51. The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

~~56.~~	52. The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

~~57.~~	53. The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the ~~Companies~~ Act~~s~~) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

~~58.~~	54. In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where she was a sole holder, shall be the only persons recognised by the Company as having any title to her interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by her solely or jointly with other persons.

~~59.~~	55. Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered himself as holder of the Share or to make such transfer of the Share to such other person nominated by her and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before ~~her death or bankruptcy as the case may be~~the event giving rise to the entitlement of the relevant person to the Share.

~~60.~~	56. If the person so becoming entitled shall elect to be registered himself as holder, she shall deliver or send to the Company a notice in writing signed by her stating that she so elects.

~~61.~~	57. Subject to Article ~~62~~58, a person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which she would be entitled if she were the registered holder of the Share, except that she shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by Membership in relation to meetings of the Company provided however that the Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share and if the notice is not complied with within ninety (90) days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

~~62.~~	58. The Board may at any time give notice requiring a person entitled by transmission to a Share to elect either to be registered himself or to transfer the Share and if the notice is not complied with within sixty (60) days the Board may withhold payment of all dividends and other monies payable in respect of the Share until the requirements of the notice have been complied with.

ALTERATION OF CAPITAL; AMENDMENT OF MEMORANDUM OF ASSOCIATION; AND CHANGE OF LOCATION OF REGISTERED OFFICE

~~63.~~	59. The Company may by Ordinary Resolution:

~~63.1~~	59.1 divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

~~63.2~~	59.2 increase the authorised share capital by such sum to be divided into Shares of such nominal value, as such Ordinary Resolution shall prescribe;

~~63.3~~	59.3 consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

~~63.4~~	59.4 by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by the Memorandum subject to section ~~68~~83(1)(~~d~~b) of the ~~1963~~ Act, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

~~63.5~~	59.5 cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

~~63.6~~	59.6 subject to applicable law, change the currency denomination of its share capital.

~~64.~~	60. Whenever as a result of an issuance, alteration, reorganisation, consolidation, division, or subdivision of the share capital of the Company any Members would become entitled to fractions of a Share, no such fractions shall be issued or delivered to Members. All such fractions of a Share will be aggregated into whole Shares and sold in the open market at prevailing market prices and the aggregate cash proceeds from such sale (net of tax, commissions, costs and other expenses) shall be distributed on a pro rata basis, rounding down to the nearest cent, to each Member who would otherwise have been entitled to receive fractions of a Share. The transferee shall not be bound to see to the application of the purchase money nor shall her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

~~65.~~	61. Subject to the provisions of the ~~Companies~~ Act~~s~~, the Company may:

~~65.1~~	61.1 by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

~~65.2~~	61.2 by Special Resolution, or as otherwise required or permitted by applicable law, including without limitation section 83(1)(c) of the Act, reduce its issued share capital and any capital redemption reserve fund ~~or~~, any share premium account or any undenominated capital. In relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and

~~65.3~~	61.3 by resolution of the Directors change the location of its registered office.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

~~66.~~	62. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section ~~121~~174 of the ~~1963~~ Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty (30) days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

~~67.~~	63. In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than ninety (90) days nor less than ten (10) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than ninety (90) days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors.

~~68.~~	64. If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS

~~69.~~	65. The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the ~~Companies~~ Act~~s~~.

~~70.~~	66. The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with, section ~~132~~178(3) of the ~~1963~~ Act, convene a general meeting in the manner required by the ~~Companies~~ Act~~s~~. All general meetings other than annual general meetings shall be called extraordinary general meetings.

~~71.~~	67. The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to section ~~140~~176 of the ~~1963~~ Act, all general meetings may be held outside of Ireland.

~~72.~~	68. Each general meeting shall be held at such time and place as specified in the notice of meeting.

~~73.~~	69. The Board may, in its absolute discretion, authorise the Secretary to postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article ~~71~~66 of these Articles or the postponement of which would be contrary to the ~~Companies~~ Act~~s~~, law or a court order pursuant to the ~~Companies~~ Act~~s~~) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

~~74.~~	70. Subject to the provisions of the ~~Companies~~ Act~~s~~ allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least twenty-one (21) clear days’ notice and all other extraordinary general meetings shall be called by at least fourteen (14) clear days’ notice. Such notice shall state the date, time, place of the meeting and~~, in the case of an extraordinary general meeting,~~ the general nature of the business to be considered. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

~~75.~~	71. A general meeting of the Company shall, whether or not the notice specified in ~~this~~these Articles has been given and whether or not the provisions of ~~the~~these Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or their proxies.

~~76.~~	72. The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members ~~other than such as, under the provisions hereof or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company~~.

~~77.~~	73. There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of her and that any proxy need not be a Member of the Company.

~~78.~~	74. The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

~~79.~~	75. In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

~~80.~~	76. ~~All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors and the fixing of the remuneration of the Auditors.~~The business of the annual general meeting shall include:

76.1	The consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

76.2	The review by the Members of the Company’s affairs;

76.3	The election and re-election of Directors in accordance with these Articles;

76.4	The appointment and re-appointment of the Auditors;

76.5	The authorisation of the Directors to approve the remuneration of the Auditors; and

76.6	The declaration of a dividend (if any) of an amount not exceeding the amount recommended by the Directors.

~~81.~~	77. No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than one-half of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.

~~82.~~	78. If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

~~83.~~	79. If the Board wishes to make this facility available to Members for a specific or all general meetings of the Company, a Member may participate in any general meeting of the Company, by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

~~84.~~	80. Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

~~85.~~	81. The Chairman, if any, of the Board, and, if the Chairman is not present, such officer or other person as the Board shall designate, shall preside as chairman at every general meeting of the Company.

~~86.~~	82. The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

~~87.~~	83.

~~87.1~~	83.1 Subject to the ~~Companies~~ Act~~s~~, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

(a)	it is proposed by or at the direction of the Board;

(b)	it is proposed at the direction of the Court;

(c)	it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, section ~~132~~178(3) of the ~~1963~~ Act;

(d)	it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles ~~144~~141 or ~~145~~142; or

(e)	the Chairman of the meeting in her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

~~87.2~~	83.2 No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

~~87.3~~	83.3 If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in her ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

~~88.~~	84. Except where a greater majority is required by the ~~Companies~~ Act~~s~~ or these Articles or any applicable law or regulation to which the Company is subject, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

~~89.~~	85. At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

~~90.~~	86. A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than ten (10) days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

~~91.~~	87. No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Member entitled to more than one (1) vote need not use all her votes or cast all the votes she uses in the same way.

~~92.~~	88. If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission has been authorised by the Member or proxy.

~~93.~~	89. The Board may, and at any general meeting, the chairman of such meeting may make such arrangement and impose any requirement or restriction it or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with such arrangements, requirements or restrictions.

~~94.~~	90. Subject to sections ~~141~~193 and 1093 of the ~~1963~~ Act, a resolution in writing signed by all of the Members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the ~~1963~~ Act. Any such resolution shall be served on the Company.

VOTES OF MEMBERS

~~95.~~	91. Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in her name in the Register of Members.

~~96.~~	92. In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

~~97.~~	93. A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by her committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

~~98.~~	94. No Member shall be entitled to vote at any general meeting unless she is registered as a Member on the record date for such meeting.

~~99.~~	95. No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

~~100.~~	96. Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint one proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES AND CORPORATE REPRESENTATIVES

~~101.~~	97.

~~101.1~~	97.1 Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time as the Board or the Secretary shall from time to time determine, subject to applicable requirements of (i) sections 183 and 184 of the Act and (ii) the United States Securities and Exchange Commission and the Exchange on which the Shares are listed. No such instrument appointing a proxy or corporate representative shall be voted or acted upon after two (2) years from its date.

~~101.2~~	97.2 Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

~~102.~~	98. Any body corporate which is a Member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

~~103.~~	99. An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

~~104.~~	100. Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

~~105.~~	101. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

~~106.~~	102.

~~106.1~~	102.1 A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, ~~at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts; ~~PROVIDED, HOWEVER, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.~~and

~~106.2~~	102.2 The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

~~107.~~	103. The Board may determine the size of the Board from time to time at its absolute discretion.

~~108.~~	104. The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. Such remuneration shall be deemed to accrue from day to day. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other. A Director is expressly permitted (for the purposes of section 228(1)(d) of the Act), to use the property of the Company pursuant to, or in connection with the exercise or performance of her duties, functions and powers as a Director or employee, the terms of any contract of service or employment or letter of appointment, and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time, and including in each case for a Director’s own benefit or for the benefit of another person.

~~109.~~	105. The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to her remuneration as a Director.

DIRECTORS’ AND OFFICERS’ INTERESTS

~~110.~~

106. A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section ~~194~~231 of the ~~1963~~ Act, declare the nature of her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that she is or has become so interested or (b) by providing a general notice to the Directors declaring that she is a director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

107.	Nothing in section 228(1)(e) of the Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain prior approval of the Board before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Act.

~~111.~~	108. A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

~~112.~~	109. A Director may act by himself or her firm in a professional capacity for the Company (other than as its Auditors) and she or her firm shall be entitled to remuneration for professional services as if she were not a Director.

~~113.~~	110. A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by her as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of such other company; provided that she has declared the nature of her position with, or interest in, such company to the Board in accordance with Article ~~110~~106.

~~114.~~	111. No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

~~114.1~~	111.1 she has declared the nature of her interest in such contract or transaction to the Board in accordance with Article ~~110~~106; and

~~114.2~~	111.2 the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

~~115.~~	112. A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which she is interested and she shall be at liberty to vote in respect of any contract, transaction or arrangement in which she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by her in accordance with Article ~~110~~106, at or prior to its consideration and any vote thereon.

~~116.~~	113. For the purposes of Article ~~110~~106:-

~~116.1~~	113.1 a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

~~116.2~~	113.2 an interest of which a Director has no knowledge and of which it is unreasonable to expect her to have knowledge shall not be treated as an interest of her; and

~~116.3~~	113.3 a copy of every declaration made and notice given under Article ~~110~~106 shall be entered within three (3) days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

~~117.~~	114. The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the ~~Companies~~ Act~~s~~ or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the ~~Companies~~ Act~~s~~. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

~~118.~~	115. The Board shall have the power to appoint and remove executives in such terms as the Board sees fit and to give such titles and responsibilities to those executives as it sees fit.

~~119.~~	116. The Company may exercise the powers conferred by ~~S~~section ~~41~~44 of the ~~1963~~ Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

~~120.~~	117. Subject as otherwise provided with these Articles, the Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as directors or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company.

~~121.~~	118. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

~~122.~~	119. The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another body corporate in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

~~123.~~	120. The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

~~124.~~

121. The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by her under this Article, subject only, where the ~~Companies~~ Act~~s~~ require, to disclosure to the Members and the approval of the Company in general meeting.

~~125.~~	122. The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

~~126.~~	123. The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD’S POWERS

~~127.~~	124. The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by her. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

~~128.~~	125. The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

~~129.~~	126. The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in her.

EXECUTIVE OFFICERS

~~130.~~	127. The Company shall have a chairman, who shall be a Director and shall be elected by the Board. In addition to the chairman, the Directors and the Secretary, the Company may have such officers as the Board may from time to time determine.

PROCEEDINGS OF DIRECTORS

~~131.~~	128. Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

~~132.~~	129. Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

~~133.~~	130. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least forty-eight (48) hours’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further notice is given in person, by telephone, cable, telex, telecopy or email the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

~~134.~~	131. The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office.

~~135.~~	132. The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

~~136.~~	133. The Directors may elect a Chairman of their Board and determine the period for which she is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be a Chairman of the meeting.

~~137.~~	134. All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

~~138.~~	135. Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the Chairman is at the start of the meeting.

~~139.~~	136. A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

~~140.~~	137. The office of a Director shall be vacated:

~~140.1~~	137.1 if she resigns her office, on the date on which notice of her resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

~~140.2~~	137.2 on her being prohibited by law from being a Director; or

~~140.3~~	137.3 on her ceasing to be a Director by virtue of any provision of the ~~Companies~~ Act~~s~~.

~~141.~~

138. The Company may, by Ordinary Resolution, of which ~~extended~~ notice has been given in accordance with section ~~142~~146(3) of the ~~1963~~ Act, remove any Director before the expiration of her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between her and the Company.

APPOINTMENT OF DIRECTORS

~~142.~~	139.

~~142.1~~	139.1 Each Director must retire not later than the third annual general meeting following his last appointment or re-appointment in general meeting.

~~142.2~~	139.2 In any event, at each annual general meeting of the Company a minimum number of Directors are subject to retirement by rotation and that number includes any Director retiring under Article ~~142~~139.1 but does not include any Director who wishes to retire and who does not wish to offer himself for re-appointment. The minimum number is one-third of the Directors for the time being subject to retirement by rotation (calculated as aforesaid and subject also to the provisions of Article ~~148~~145) or if the said number of Directors is not divisible by three, the number which is nearest to and less than one-third. If there is only one Director who is subject to retirement by rotation then he shall retire.

~~142.3~~	139.3 The Directors, (including any Directors holding executive office pursuant to these Articles) to retire by rotation shall be those who have been longest in office since their last appointment or reappointment but as between persons who became or were last reappointed Directors on the same day those to retire shall be determined (unless they otherwise agree among themselves) by lot~~; and~~.

~~142.4~~	139.4 A Director who retires at an annual general meeting may be reappointed, if willing to act. If he is not reappointed (or deemed to be reappointed pursuant to these Articles) he shall retain office until the meeting appoints someone in his place or, if it does not do so, until the end of the meeting.

DEEMED REAPPOINTMENT

~~143.~~	140. If the Company, at the meeting at which a Director retires by rotation, does not fill the vacancy, the retiring Director, if willing to act shall be deemed to have been re-appointed, unless at the meeting it is resolved not to fill the vacancy or a resolution for the reappointment of the Director is put to the meeting and lost.

NOMINATIONS OF DIRECTORS

~~144.~~	141. Nominations of persons for election to the Board at a general meeting may only be made (a) pursuant to the Company’s notice of meeting pursuant to Article ~~69~~65 at the recommendation of the Board, (b) by or at the direction of the Board or any authorised committee thereof or (c) by any Member who (i) complies with the notice procedures set forth in Articles ~~145~~142 or ~~146~~143, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting and (iii) is present at the relevant general meeting, either in person or by proxy, to present her nomination, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing Directors.

~~145.~~

142. For nominations of persons for election to the Board to be properly brought before an annual general meeting by a Member, such annual general meeting must have been called for the purpose of, among other things, electing Directors and such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the

Company, or such other Address as the Secretary may designate, not less than ninety (90) days nor more than one hundred and fifty (150) days prior to the first anniversary of the date the Company’s proxy statement was first released to Members in connection with the prior year’s annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than thirty (30) days from the first anniversary date of the prior year’s annual general meeting, notice by the Member to be timely must be so delivered not earlier than the one hundred and fiftieth (150th) day prior to such annual general meeting and not later than the later of the ninetieth (90th) day prior to such annual general meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such Member’s notice shall set forth (a) as to each person whom the Member proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 of the United States of America, as amended (the “Exchange Act”), or any successor provisions thereto, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director of the Company if elected and (b) as to the Member giving the notice (i) the name and Address of such Member, as they appear on the Register of Members, (ii) the class and number of Shares that are owned beneficially and/or of record by such Member, (iii) a representation that the Member is a registered holder of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the Member intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding share capital required to approve or elect the nominee and/or (y~~xi~~) otherwise to solicit proxies from Members in support of such nomination. The Board may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Director of the Company, including such evidence satisfactory to the Board that such nominee has no interests that would limit such nominee’s ability to fulfil her duties as a Director.

~~146.~~	143. For nominations of persons for election to the Board to be properly brought before a general meeting called for the purpose of the election of Directors, other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company or such other Address as the Secretary may designate, not earlier than the one hundred and fiftieth (150th) day prior to such general meeting and not later of the ninetieth (90th) day prior to such general meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Board to be elected at such meeting. Such Member’s notice shall set forth the same information as is required by provisions (a) and (b) of Article ~~145~~142.

~~147.~~	144. Subject to the ~~Companies~~ Act~~s~~ unless otherwise provided by the terms any agreement among Members or other agreement approved by the Board, only persons who are nominated in accordance with the procedures set forth in Articles ~~145~~142 and ~~146~~143 shall be eligible to serve as Directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Articles ~~145~~142 and ~~146~~143, she shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present her nomination, such nomination shall be disregarded.

APPOINTMENT OF ADDITIONAL DIRECTORS INCLUDING ALTERNATE DIRECTORS

~~148.~~	145.

~~148.1~~	145.1 Subject as provided in these Articles, the Company by ordinary resolution may appoint a person to be a Director either to fill a vacancy or as an additional Director and may also determine the rotation in which any additional Directors are to retire.

~~148.2~~	145.2 Subject as provided in these Articles, the Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these Articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting and shall not be taken into account in determining the Directors who are to retire by rotation at the meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

~~148.3~~	145.3

(i)	Any Director may appoint by writing under his hand any person (including another Director) to be his alternate, provided always that no such appointment of a person other than a Director as an alternate will be effective unless and until such appointment is approved by resolution of the Directors. An alternate will be entitled, subject to his giving to the Company an address to receive notices of all meetings of the Directors and of all meetings of Committees of which his appointer is a member, to receive notice of and attend and vote at any such meeting at which the Director appointing him is not personally present and, in the absence of his appointer, to perform all the functions, and exercise all the powers, rights, duties and authorities, of his appointer as a Director (other than the right to appoint an alternate hereunder), and shall be entitled to contract and to be interested in and to benefit from contracts and arrangements and to be repaid expenses and be indemnified upon and subject to the provisions of these Articles to the same extent as if he were a director.

(ii)	A person may act as alternate for more than one Director, and while he is so acting will be entitled to a separate vote for each Director he is representing and, if he is himself a Director, his vote or votes as an alternate will be in addition to his own vote. An alternate will be counted for the purpose of reckoning whether a quorum is present at any meeting attended by him at which he is entitled to vote, but where he is himself a Director or is the alternate of more than one Director he will only be counted once for such purpose. Save as otherwise provided in these Articles, an alternate will be deemed for all purposes to be a Director and will alone be responsible for his own acts and defaults and he will not be deemed to be the agent of his appointer. The remuneration of an alternate will be payable out of the remuneration paid to his appointer and will consist of such portion of the last- mentioned remuneration as may be agreed between the alternate and his appointer.

(iii)	A Director may revoke at any time the appointment of any alternate appointed by him. If a Director dies or ceases to hold the office of Director the appointment of his alternate will thereupon ipso facto terminate, but if a Director retires but is re-appointed or deemed to have been re-appointed at the meeting at which he retires, any appointment of an alternate made by him which was in force immediately prior to his retirement will continue after his re-appointment.

(iv)	Any appointment or revocation of any alternate by a Director shall be effected by notice in writing given under his hand to the Secretary or deposited at the Registered Office, or in any other manner approved by the Directors.

~~149.~~	146. The Company may by Ordinary Resolution appoint any person to be a Director.

SECRETARY

~~150.~~	147. The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

~~151.~~	148. The duties of the Secretary shall be those prescribed by the ~~Companies~~ Act~~s~~, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

~~152.~~	149. A provision of the ~~Companies~~ Act~~s~~ or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

~~153.~~	150. The Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the ~~Companies~~ Act~~s~~) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or Assistant Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

~~154.~~	151. The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities” and if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

~~155.~~	152. The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

~~156.~~	153. Subject to the ~~Companies~~ Act, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefor.

~~157.~~	154. The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

~~158.~~	155. No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of Chapter 6 of Part ~~IV~~17 of the ~~1983~~ Act.

~~159.~~	156. Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

~~160.~~	157. The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by her to the Company in relation to the Shares of the Company.

~~161.~~	158. The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

~~162.~~	159. Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered Address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such Address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

~~163.~~	160. No dividend or distribution shall bear interest against the Company.

~~164.~~	161. If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION

~~165.~~	162. Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Directors’ authority to issue and allot Shares ~~under Articles 7 and 8~~, the Directors may:

~~165.1~~	162.1 resolve to capitalise an amount standing to the credit of reserves (including a share premium account, capital redemption reserve, undenominated share capital and profit and loss account), whether or not available for distribution;

~~165.2~~	162.2 appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, the undenominated capital account, the capital redemption reserve and profits that are not available for distribution may, for the purposes of this Article ~~165~~162.2, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

~~165.3~~	162.3 make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

~~165.4~~	162.4 authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of

Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

~~165.5~~	162.5 generally do all acts and things required to give effect to the resolution.

~~ACCOUNTS~~ACCOUNTING RECORDS

~~166.~~	163. The Directors shall, in accordance with Chapter 2 of Part 6 of the Act, cause to be kept ~~proper books of account~~adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

~~166.1~~	163.1 correctly record and explain the transactions of the Company;

~~166.2~~	163.2 will at any time enable the financial position of the Company to be determined with reasonable accuracy;

~~166.3~~	163.3 will enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account~~financial statements of the Company ~~complies~~comply with the requirements of the ~~Companies~~ Act~~s~~;

~~166.4~~	163.4 will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

~~166.5~~	163.5 will enable the ~~accounts~~financial statements of the Company to be readily and properly audited.

~~167.~~	164. ~~Books of account~~Adequate accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and ~~accounts~~financial statements or summary financial statement or other communications with its Members.

~~168.~~	165. The ~~books of account~~adequate accounting records shall be kept at the registered office of the Company or, subject to the provisions of the ~~Companies~~ Act~~s~~, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

~~169.~~	166. ~~Proper books~~Adequate accounting records shall not be deemed to be kept as required by Articles ~~166~~163 to ~~168~~165, if there are not kept such ~~books of account~~adequate accounting records as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

~~170.~~	167. In accordance with the provisions of the ~~Companies~~ Act~~s~~, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting ~~profit and loss accounts, balance sheets, group accounts (if any)~~statutory financial statements of the Company and such other reports and ~~accounts~~financial statements as may be required by law.

~~171.~~	168. A copy of ~~every balance sheet~~the statutory financial statements (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the ~~Companies~~ Act~~s~~ to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the Address of the recipient notified to the Company by the recipient for such purposes.

AUDIT

~~172.~~	169. Auditors shall be appointed and their duties regulated in accordance with ~~Sections 160 to 163 of~~ the ~~1963~~ Act or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the ~~Companies~~ Act~~s~~ as the Board may from time to time determine.

NOTICES

~~173.~~	170. Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

~~173.1~~	170.1 A notice or document to be given, served, sent or delivered in pursuance of these Articles may be given to, served on or delivered to any Member by the Company:

(a)	by handing same to her authorised agent;

(b)	by leaving the same at her registered address;

(c)	by sending the same by the post in a pre-paid cover addressed to her at her registered address; or

(d)	by sending, with the consent of the Member to the extent required by law, the same by means of electronic mail or other means of electronic communication approved by the Directors, to the Address of the Member notified to the Company by the Member for such purpose (or if not so notified, then to the Address of the Member last known to the Company).

~~173.2~~	170.2 For the purposes of these Articles and the ~~Companies~~ Act, a document, shall be deemed to have been sent to a Member if a notice is given, served, sent or delivered to the Member and the notice specifies the website or hotlink or other electronic link at or through which the Member may obtain a copy of the relevant document.

~~173.3~~	170.3 Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~173~~170.1(a) or ~~173~~170.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Member or her authorised agent, or left at her registered address (as the case may be).

~~173.4~~	170.4 Where a notice or document is given, served or delivered pursuant to sub- paragraph ~~173~~170.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four (24) hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

~~173.5~~	170.5 Where a notice or document is given, served or delivered pursuant to sub- paragraph ~~173~~170.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight (48) hours after despatch.

~~173.6~~	170.6 Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph ~~173~~170.1(d), if sent to the address notified by the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

~~173.7~~	170.7 Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

~~173.8~~	170.8 Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the Directors’ and Auditor~~’~~s’ reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing her/him of its intention to use electronic communications for such purposes and the Member has not, within four (4) weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, her/his consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she may revoke such consent at any time by requesting the Company to communicate with her in documented form; provided, however, that such revocation shall not take effect until five (5) days after written notice of the revocation is received by the Company.

~~173.9~~	170.9 Without prejudice to the provisions of sub-paragraphs ~~173~~170.1(a) and ~~173~~170.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A “public announcement” shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

~~174.~~	171. Notice may be given by the Company to the joint Members of a Share by giving the notice to the joint Member whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint Members.

~~175.~~	172.

~~175.1~~	172.1 Every person who becomes entitled to a Share shall before her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom she derives her title.

~~175.2~~	172.2 A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the Address, if any, supplied by them for that purpose. Until such an Address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

~~176.~~	173. The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

~~177.~~	174. A Member present, either in person or by proxy, at any meeting of the Company or the holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

~~178.~~	175.

~~178.1~~	175.1 The Company shall be entitled to sell at the best price reasonably obtainable any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)	for a period of twelve (12) years (not less than three (3) dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at her Address on the Register or other last known Address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission;

(b)	at the expiration of the said period of twelve (12) years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the Address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and

(c)	the Company has not during the further period of three (3) months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

~~178.2~~	175.2 To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than Shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

~~179.~~	176. The Company may destroy:

~~179.1~~	176.1 any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two (2) years from the date such mandate variation, cancellation or notification was recorded by the Company;

~~179.2~~	176.2 any instrument of transfer of Shares which has been registered, at any time after the expiry of six (6) years from the date of registration; and

~~179.3~~	176.3 any other document on the basis of which any entry in the Register was made, at any time after the expiry of six (6) years from the date an entry in the Register was first made in respect of it;

~~179.4~~	176.4 and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)	the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)	nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)	references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP

~~180.~~	177. If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. And if in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Provided that this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

~~180.1~~	177.1 In case of a sale by the liquidator under ~~S~~section ~~260~~601 of the ~~1963~~ Act, the liquidator may by the contract of sale agree so as to bind all the Members for the allotment to the Members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said ~~S~~section ~~260~~601.

~~180.2~~	177.2 The power of sale of the liquidator shall include a power to sell wholly or partially debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

~~181.~~	178. If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the ~~Companies~~ Act~~s~~, may divide among the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

~~182.~~	179.

~~182.1~~	179.1 Subject to the provisions of and so far as may be admitted by the ~~Companies~~ Act~~s~~, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by her in the execution and discharge of her duties or in relation thereto including any liability incurred by her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by her as an officer or employee of the Company and in which judgement is given in her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on her part) or in which she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to her by the Court.

~~182.2~~

179.2 As far as permissible under the ~~Companies~~ Act~~s~~, the Company shall indemnify any current or former executive of the Company (excluding any Directors or Secretary) or any person who is serving or has served at the request of the Company as a director, executive or trustee of another company, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, to which she is, or she was, or is threatened to be made a party by reason of the fact that she is or was such a director, executive or trustee, provided always that the indemnity contained in this Article ~~182~~179.2 shall not extend to any matter which would render it void pursuant to the ~~Companies~~ Act~~s~~.

~~182.3~~	179.3 In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify each person indicated in this Article ~~182~~179.3 against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of her duty to the Company unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.

~~182.4~~	179.4 As far as permissible under the ~~Companies~~ Act~~s~~, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in ~~Articles of~~ this Article ~~182~~179.4 may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorised by the Board in the specific case upon receipt of an undertaking by or on behalf of the director, executive or trustee, or other indemnitee to repay such amount, unless it shall ultimately be determined that she is entitled to be indemnified by the Company as authorised by these Articles.

~~182.5~~	179.5 It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a director, executive or trustee. As used in this paragraph (b), references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a director, executive or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

~~182.6~~	179.6 The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in ~~S~~section ~~200~~235 of the ~~1963~~ Act or otherwise.

~~182.7~~	179.7 The Company may additionally indemnify any employee or agent of the Company or any director, executive, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

~~183.~~	180. The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

~~184.~~	181. The Board is hereby expressly authorised to adopt any Shareholder Rights Plan, upon such terms and conditions as the Board deems expedient and in the best interests of the Company, subject to applicable law.

Names, Addresses and Descriptions of Subscribers	Number of shares taken by each Subscriber
p.p Goodbody Subscriber One Limited	1
IFSC
North Wall Quay
Dublin 1

Limited Liability Company

Signed: David Widger

p.p Goodbody Subscriber Two Limited	1
IFSC
North Wall Quay
Dublin 1

Limited Liability Company

Signed: Mark Ward

Total Number of Shares Taken: 2

Dated 20 September 2012

Witness to the above signatures:
Charlene Connolly
Trainee Solicitor
A&L Goodbody
IFSC,
North Wall Quay,
Dublin 1

APPENDIX C

SUMMARY OF AMENDMENTS TO

THE ARTICLES OF ASSOCIATION OF PROTHENA CORPORATION PLC

Part I Amendments for Administrative and Housekeeping Reasons
Relevant Amended Articles of Association	Proposed Amendments	Reason for Proposing to Amend
All Articles previously containing references to the former Companies Acts 1963-2013	Replace all references to sections of the former Companies Acts 1963-2013 with references to corresponding sections of the Companies Act 2014, and delete all other references to sections of the former Companies Acts 1963-2013	To refer to the relevant sections of the Companies Act 2014 and remove references to sections of the former Companies Acts 1963-2013.

Articles 2(1) and 22.8 (formerly Article 24.8)	Add clarifying references to the “1990 Regulations”	To refer to legislation with continuing application.

Article 2(1)	Insert “statutory” before “auditor” in the definition of “Auditors”	To conform to the new terminology in the Companies Act 2014.

Articles 2(1) and 12 (formerly Articles 13 and 14)	Delete the references to “Elan” and the provisions relating to the “Transaction”	To remove references to Elan and the Transaction (pursuant to which the Company was separated from Elan) that are no longer relevant.

Former Articles 7.1, 7.3 and 7.4	Delete former Articles 7.1, 7.3 and 7.4	To delete provisions already stated in Articles 26.1, 26.3 and 26.4 (former Articles 28, 29 and 30).

Former Article 7.2 and Article 26.2 (formerly Article 28)	Move former Article 7.2 to Article 26.2 (former Article 28)	To consolidate all provisions relating to redemption and repurchase of shares in Article 26.

Article 7.1 (formerly Article 8.1)	Replace the reference to the five-year expiration date with the actual expiration date of September 26, 2017	To clarify the actual expiration date.

Article 10 (formerly Article 11)	Add language regarding converting ordinary shares into redeemable shares	To conform to the intent of former Article 11 as it would have operated under the Companies Act 1963-2013.

Article 22.1 (formerly Article 24.1)	Add the language “except to the extent required by the Act”	To clarify that the provision is subject to the Companies Act 2014.

Part I Amendments for Administrative and Housekeeping Reasons
Relevant Amended Articles of Association	Proposed Amendments	Reason for Proposing to Amend

Article 55 (formerly Article 59)	Replace the narrower reference to “her death or bankruptcy as the case may be” with the broader reference to “the event giving rise to the entitlement of the relevant person to the Share”	To conform to the rest of the Article, which includes “liquidation or dissolution” as events giving rise to the entitlement.

Article 61.2 (formerly Article 65.2)	Add the language “or as otherwise required or permitted by applicable law including without limitation section 83(1)(c) of the Act”	To clarify that the provision is qualified by applicable law, including Section 83(1)(c) of the Companies Act 2014.

Articles 61.2, 162.1 and 162.2 (formerly Articles 65.2, 165.1 and 165.2)	Add references to “undenominated capital” and “undenominated capital account”	To conform to new terminology in the Companies Act 2014.

Article 70 (formerly Article 74)	Delete the language “in the case of an extraordinary general meeting”	To conform to Section181(5)(b) of the Companies Act 2014, which requires that the “general nature of the business” be included in the notice of all general meetings.

Article 72 (formerly Article 76)	Delete the language “other than such as, under the provisions hereof or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company”	To conform to Section 180(1)(a) of the Companies Act 2014, which requires notice of a general meeting to all members.

Article 76 (formerly Article 80)	Revise and expand various references to what constitutes the business of an annual general meeting	To conform to Section 186 of the Companies Act 2014, which specified what must be included as business of annual general meetings, and to otherwise conform to what the Company has typically regarded as ordinary business of such meetings.

Articles 76, 163 to 168 (formerly Articles 80 and 166 to 170)	Replace references to the “accounts” (and parts thereof) with references to the “statutory financial statements” or the “financial statements” (as applicable), and replace references to “books of accounts” with references to “adequate accounting records”	To conform to new terminology in the Companies Act 2014.

Part I Amendments for Administrative and Housekeeping Reasons
Relevant Amended Articles of Association	Proposed Amendments	Reason for Proposing to Amend

Article 97.1 (formerly Article 101.1)	Add references to Sections 183 and 184 of the Companies Act 2014	To clarify the requirement to comply with Sections 183 and 184 of the Companies Act 2014.

Article 102.1 (formerly Article 106.1)	Delete the references to certain time limits applicable to voting proxies and authorisations	To conform to Section 183(10) of the Companies Act 2014, which specifies such time limits.

Article 104 (formerly Article 108)	Add the language “A Director is expressly permitted (for the purposes of section 228(1)(d) of the Act), to use the property of the Company pursuant to, or in connection with the exercise or performance of her duties, functions and powers as a Director or employee, the terms of any contract of service or employment or letter of appointment, and, or in the alternative, any other usage authorized by the Directors (or a person authorized by the Directors) from time to time, and including in each case for a Director’s own benefit or for the benefit of another person.”	To confirm that our directors may continue to use Company property pursuant to or in connection with the exercise of performance of their duties, functions and powers as directors or employees, the terms of any contract of service or employment or letter of appointment, or as otherwise authorised by our Board, since Section 228(1)(d) of the Companies Act 2014 expressly requires such an authorisation in a company’s articles of association.

Article 107	Add the new provision “Nothing in section 228(1)(e) of the Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain prior approval of the Board before entering into any commitment permitted by section 228(1)(e)(ii) and 228(2) of the Act.”	To clarify that Section 228(1)(e) of the Companies Act 2014 does not restrict any of our directors from entering into any commitment already approved or authorised by our Board, and that such prior approval or authorisation is required before any director enters into any commitment otherwise permitted by Sections 228(1)(e)(ii) and 228(2) of the Companies Act 2014.

Article 138 (formerly Article 141)	Delete the language “extended”	To delete terminology not used in the Companies Act 2014.

Part II Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out (Disapply)
Relevant Amended Articles of Association	Sections of Companies Act 2014	Reason for Proposing to Opt-Out

Article 150 (formerly Article 153)	Sections 43(2) and (3)	Sections 43(2) and (3) deal with the use of the common seal of a company. We propose to opt-out of these sections as an equivalent, but more detailed, provision for the use of the Company’s common seal is made in Article 150.

Not applicable	Sections 65(2) to (7)	Sections 65(2) to (7) deal with the power of a company to convert shares into stock and reconvert stock into shares. We propose to opt-out of these sections as they are not contemplated in the Company’s current Articles of Association and the intention is to preserve the status quo.

Article 26 (formerly Article 28)	Section 66(4)	Section 66(4) deals with the allotment of redeemable shares. We propose to opt-out of this section as such matter is already provided for in Article 26.

Article 36 to 43 (formerly Articles 40 to 47)	Sections 77 to 79	Sections 77 to 79 deal with the making of calls in respect of unpaid amounts due on shares issued by a company. We propose to opt-out of these sections as such matters are already provided for in Articles 36 to 43.

Articles 31 to 35 (formerly Articles 35 to 39)	Section 80	Section 80 deals with liens on shares. We propose to opt-out of this section as such matter is already provided for in Articles 31 to 35.

Articles 44 to 52 (formerly Articles 48 to 56)	Section 81	Section 81 deals with forfeiture of shares. We propose to opt-out of this section as such matter is already provided for in Articles 44 to 52.

Part II Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out (Disapply)
Relevant Amended Articles of Association	Sections of Companies Act 2014	Reason for Proposing to Opt-Out

Articles 10 and 26.3 (formerly Articles 11 and 28)	Section 83(3)	Section 83(3) deals with converting ordinary shares into redeemable shares. We propose to opt-out of this section as such matter is not contemplated in the Company’s current Articles of Association and the intention is to preserve the status quo.

Article 22 (formerly Article 24)	Section 94(8)	Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. We propose to opt-out of this section as such matter is already provided for in Article 22.

Article 23 (formerly Article 25)	Section 95(1)	Section 95(1) deals with the restriction on the transfer of shares. We propose to opt-out of these sections as such matter is already provided for in Article 23.

Articles 54 to 58 (formerly Articles 58 to 62)	Sections 96(2) to (11) and 97(3)	Sections 96(2) to (11) and 97(3) deal with the transmission of shares. We propose to opt-out of these sections as such matter is already provided for in Articles 54 to 58.

Articles 152 to 161 (formerly Articles 155 to 164)	Sections 124 and 125	Sections 124 and 125 deal with the declaration and payment of dividends by a company. We propose to opt-out of these sections as such matters are already provided for in Articles 152 to 161.

Article 162 (formerly Article 165)	Section 126	Section 126 deals with the capitalization of a company’s reserves for the purposes of making bonus issues of shares. We propose to opt out of this section as such matter is already provided for in Article 162.

Part II Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out (Disapply)
Relevant Amended Articles of Association	Sections of Companies Act 2014	Reason for Proposing to Opt-Out

Articles 139 to 146 (formerly Articles 142 to 149)	Section 144(3)	Section 144(3) deals with the appointment of directors. We propose to opt-out of this section as such matter is already provided for in Articles 139 to 146.

Articles 137 and 138 (formerly Articles 140 to 141)	Section 148(2)	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. We propose to opt-out of this section as such matter is already provided for in Articles 137 and 138.

Articles 123 to 136 (formerly Articles 126 to 139)	Sections 157 to 165	Sections 157 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. We propose to opt-out of these sections as such matters are already provided for in Articles 123 to 136.

Not applicable	Section 178(2)	Section 178(2) deals with the convening of extraordinary meetings of shareholders. We propose to opt-out of this section as such matter is not contemplated in the Company’s current Articles of Association and the intention is to preserve the status quo.

Article 70 (formerly Article 74)	Sections 180(5) and 181(1) and (6)	Sections 180(5) and 181(1) and (6) deal with how notices of general meetings are given and who is entitled to receive such notices. We propose to opt-out of these sections as such matters are already provided for in Article 70.

Part II Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out (Disapply)
Relevant Amended Articles of Association	Sections of Companies Act 2014	Reason for Proposing to Opt-Out

Articles 77 and 78 (formerly Articles 81 and 82)	Sections 182(2), (4) and (5)	Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 77 and 78.

Article 97 (formerly Article 101)	Section 183(3)	Section 183(3) deals with the prohibition of the appointment of multiple proxies. We propose to opt-out of this section as the appointment of multiple proxies is expressly permitted by Article 97.

Article 76 (formerly Article 80)	Section 186(c)	Section 186(c) deals with aspects of the business of the annual general meeting. We propose to opt-out of this section as such matter is already provided for in Article 76.

Articles 76 to 96 (formerly Articles 80 to 100)	Sections 187 and 188	Sections 187 and 188 deal with the conduct of general meetings and voting at such meetings. We propose to opt-out of these sections as such matters are already provided for in Articles 76 to 96.

Article 170 (formerly Article 173)	Sections 218(1), (3), (4) and (5)	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. We propose to opt-out of these sections as such matter is already provided for in Article 170.

Articles 106 to 113 (formerly Articles 110 to 116)	Sections 229(1), 230 and 1113	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. We propose to opt-out of these sections as such matters are dealt with in Articles 106 to 113.

Part II Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out (Disapply)
Relevant Amended Articles of Association	Sections of Companies Act 2014	Reason for Proposing to Opt-Out

Article 170. 2 (formerly Article 173.2)	Sections 338(5) and (6) and 339(7)	Sections 338(5) and (6) and 339(7) deal with delivery of financial statements via the website of a company. We propose to opt-out of these sections as such matter is already provided for in Article 170.2.

Articles 177 and 178 (formerly Articles 180 and 181)	Section 618(1)(b)	Section 618(1)(b) deals with the distribution of property on a winding up of a company. We propose to opt-out of this section as such matter is already provided for in Articles 177 and 178.

Article 161 (formerly Article 164)	Section 620(8)	Section 620(8) stipulates the timeframe for claiming dividends. We propose to opt-out of this section as such matter is already provided for in Article 161.

Article 139 (formerly Article 142)	Section 1090	Section 1090 deals with the rotation of directors. We propose to opt-out of this section as such matter is already provided for in Article 139.

Articles 104 and 105 (formerly Articles 108 and 109)	Section 1092	Section 1092 deals with the remuneration of directors. We propose to opt-out of this section as such matter is already provided for in Articles 104 and 105.

Article 90 (formerly Article 94)	Sections 1093 and 193(1)	Sections 1093 and 193(1) deal with written resolutions of members. We propose to opt-out of these sections as such matter is already provided for in Article 90.

Part III Optional Provisions in the Companies Act 2014 From Which the Company Proposes to Opt-Out (Disapply)
Relevant Amended Articles of Association	Sections of Companies Act 2014	Reason for Proposing to Opt-Out

Not applicable	Sections 83(1) and 84	Sections 83(1) and 84 are being retained as they contain powers necessary for a company to implement capital reductions and capital variations.

Not applicable	Section 1020	Section 1020 is being retained to clarify that the Company has the capacity to offer, allot and issue securities to the public.

prothena®
PROTHENA CORPORATION PLC
ADELPHI PLAZA
UPPER GEORGE’S STREET
DÚN LAOGHAIRE
CO. DUBLIN, A96 T927, IRELAND
SCAN TO
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E01045-P71921 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PROTHENA CORPORATION PLC (the “Company”)
The Board of Directors recommends you vote FOR each of the following director nominees:
1. Election of three directors to hold office until no later than the Annual General Meeting of shareholders in 2019 or until their successors are elected.
Nominees For Against Abstain
1a. Richard T. Collier
1b. K. Anders O. Härfstrand
1c. Christopher S. Henney
The Board of Directors recommends you vote FOR the following proposals:
2. To ratify, in a non-binding vote, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2016 and to authorize, in a binding vote, the Company’s Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor.
3. To approve, in a non-binding advisory vote, the compensation of the Company’s executive officers named in the Proxy Statement.
The Board of Directors recommends you vote for 1 YEAR on the following proposal: 3 Years Abstain 1 Year 2 Years
4. To approve, in a non-binding advisory vote, the frequency of future advisory votes by shareholders on the compensation of the Company’s named executive officers.
The Board of Directors recommends you vote FOR the following proposals: For Against Abstain
5. To approve the amendment to the Company’s Amended and Restated 2012 Long Term Incentive Plan to increase the number of ordinary shares authorized for issuance under that Plan by 1,850,000 ordinary shares, to a total of 7,400,000 ordinary shares.
6(A). To approve the amendments to the Company’s Memorandum of Association.
6(B). To approve the amendments to the Company’s Articles of Association.
NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual General Meeting or any adjournment or postponement thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Any shareholder entitled to attend and vote at the Annual General Meeting may appoint one or more proxies, who need not be shareholder(s) of Prothena Corporation plc (the “Company”). If you wish to appoint a person other than the individuals designated herein, please contact the Secretary of the Company and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be voted. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending and voting at the Annual General Meeting in person.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Combined Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
E01046-P71921
PROTHENA CORPORATION PLC
Annual General Meeting of Shareholders
May 19, 2016, 8:00 A.M. Local Time
This proxy is solicited by the Board of Directors
The undersigned having received the notice of the 2016 Annual General Meeting of shareholders of Prothena Corporation plc (the “Company”), to be held on May 19, 2016, at 8:00 A.M. Local Time, at The Westbury Hotel, Grafton Street, Dublin 2, Ireland, and the proxy statement, appoints Dr. Lars G. Ekman and Ms. Yvonne M. Tchrakian, and each of them acting individually, as the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the ordinary shares of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Annual General Meeting and at any adjournment or postponement thereof, and the undersigned directs that this proxy be voted as specified herein.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL NO. 1, “FOR” PROPOSAL NOS. 2, 3, 5, 6(A) AND 6(B), 1 YEAR ON PROPOSAL NO. 4 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH SHARES.
Continued and to be signed on reverse side